UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.   )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

PAR TECHNOLOGY CORPORATION
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PAR TECHNOLOGY CORPORATION PAR TECHNOLOGY PARK, 8383 SENECA TURNPIKE, NEW HARTFORD, NY 13413-4991

Notice of 2025 Annual Meeting
of Shareholders
The 2025 annual meeting of shareholders (the “Annual Meeting”) of PAR Technology Corporation, a Delaware corporation (“PAR,” “Company,” “we,” “us,” or “our”), will be held as follows:

Date and Time Monday, June 2, 2025 10:00 a.m. ET	Access (Virtual Meeting) Attend and vote via live audio webcast at www.virtualshareholdermeeting.com/PAR2025 Enter your 16-digit control number	Record Date Wednesday, April 9, 2025

Items of Business

Company Proposals		Board Vote Recommendation		See Page

1.	Elect the seven directors named in this proxy statement to serve until the 2026 annual meeting of shareholders.	✔	FOR each nominee	6
2.	Approve amendments to the Company’s Amended and Restated Bylaws (“Bylaws”) to enhance advance notice procedures and to make certain other administrative, technical, and conforming changes.	✔	FOR	53
3.	Approve an amendment to the Company’s Restated Certificate of Incorporation (“Certificate”) to limit the liability of certain officers as permitted by Delaware law.	✔	FOR	56
4.	Approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers (“Say-on-Pay Vote”).	✔	FOR	58
5.	Approve, on a non-binding, advisory basis, the frequency of future Say-on-Pay Votes.	✔	1 YEAR	59
6.	Ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2025.	✔	FOR	60
We may also transact other business that properly comes before the Annual Meeting. The items of business described above will be considered at the Annual Meeting, including at any time and date to which the Annual Meeting may be properly adjourned or postponed.

Attendance
To attend and participate in the Annual Meeting, if you are a registered holder, you will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials or on your proxy card. If you are a beneficial owner and your shares are registered in the name of a broker, bank, or other nominee and your voting instruction form or Notice of Internet Availability of Proxy Materials indicates that you may vote those shares through the http://www.proxyvote.com website, then you may attend and participate in the Annual Meeting using the 16-digit control number included on that voting instruction form or Notice of Internet Availability of Proxy Materials. Otherwise, beneficial owners should contact their broker, bank, or other nominee (preferably at least five days before the Annual Meeting) and obtain a “legal proxy” to be able to attend and participate in the Annual Meeting. Shareholders will be able to vote their shares electronically and submit questions during the Annual Meeting.
Voting

Who Can Vote Shareholders as of our record date, April 9, 2025, are eligible to vote	Voting in Advance of the Annual Meeting Internet: www.proxyvote.com Telephone: 1-800-690-6903 Mail: Complete, sign, date and return the proxy card	Voting During the Annual Meeting www.virtualshareholdermeeting.com/PAR2025

By Order of the Board of Directors,
Savneet Singh
Chief Executive Officer and President
New Hartford, New York
April 17, 2025

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting
of Shareholders to Be Held on Monday, June 2, 2025 at 10:00 a.m., Eastern Time.
This Notice of 2025 Annual Meeting of Shareholders, Proxy Statement, and 2024 Annual Report
on Form 10-K are available at www.proxyvote.com.

Table of Contents

Proxy Statement	1
Proposal 1. Election of Directors	6
Corporate Governance	14
Report of the Audit Committee	21
Transactions with Related Persons	22
Security Ownership of Certain Beneficial Owners and Management	23
Director Compensation	26
Compensation Discussion and Analysis	28
Compensation Committee Report	39
Executive Compensation Tables	40
Pay Versus Performance	49
Proposal 2. Approval of Amendments to PAR’s Bylaws to Enhance Advance Notice Procedures and to Make Certain Other Administrative, Technical, and Conforming Changes	53
Proposal 3. Approval of an Amendment to PAR’s Certificate to Limit the Liability of Certain Officers as Permitted by Delaware Law	56
Proposal 4. Non-Binding Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers (“Say-on-Pay Vote”)	58
Proposal 5. Non-Binding Advisory Vote on the Frequency of Future Say-on-Pay Votes	59
Proposal 6. Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for Its Fiscal Year Ending December 31, 2025	60
Principal Accounting Fees and Services	61
Equity Compensation Plan Information	62
2026 Annual Meeting	63
Appendix A	A-1
Appendix B	B-1

Forward-Looking Statements and Website References
This proxy statement contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Section 27A of the Securities Act of 1933, as amended, and the Private Securities Litigation Reform Act of 1995. The accuracy of such statements is necessarily subject to risks, uncertainties, and assumptions as to future events that may not prove to be accurate. Statements contained in this proxy statement, other than statements of historical or current facts, including statements about our growth and financial performance, Board of Directors, corporate governance practices, executive compensation programs, use of equity compensation, and corporate responsibility and sustainability related policies and initiatives, are forward-looking statements, and reflect management’s current assumptions and expectations and are inherently uncertain. Actual results could differ materially from those contemplated in these forward-looking statements for a variety of reasons. Factors, risks, and uncertainties that could cause our actual results to differ materially from those expressed in or implied by forward-looking statements contained in this proxy statement are discussed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and our other filings with the Securities and Exchange Commission (“SEC”). We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required by law.
Website references throughout this proxy statement are provided for convenience only, and the content on the referenced websites is not incorporated by reference into this proxy statement or into any of our other filings with the SEC.

2025 Annual Meeting of Shareholders Proxy Statement
The Board of Directors (“Board”) of PAR Technology Corporation, a Delaware corporation (“PAR,” “Company,” “we,” “us,” or “our”), is soliciting your proxy for use at PAR’s 2025 Annual Meeting of Shareholders (“Annual Meeting”) to be held on Monday, June 2, 2025 at 10:00 a.m., Eastern Time, virtually by a live audio webcast at www.virtualshareholdermeeting.com/PAR2025.
This proxy statement, accompanying form of proxy, and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (“2024 Annual Report”) or Notice of Internet Availability of Proxy Materials (“Notice of Availability”) are expected to first be sent or made available on April 17, 2025 to PAR shareholders entitled to notice of and to vote at the Annual Meeting. PAR’s principal executive offices are located at PAR Technology Park, 8383 Seneca Turnpike, New Hartford, New York 13413.
Information About the Proxy Materials and Voting
Who is entitled to notice and to vote at the Annual Meeting?
Only shareholders of record of PAR common stock at the close of business on April 9, 2025, the record date, are entitled to notice of, and to vote at, the Annual Meeting. On April 9, 2025, there were 40,497,502 shares of common stock outstanding. Each share of common stock is entitled to one vote.
Shareholder of Record; Shares Registered in Your Name.
If on April 9, 2025 your shares were registered directly in your name, then you are a shareholder of record and you may vote on the matters to be voted on at the Annual Meeting. If your proxy is properly executed in time to be voted at the Annual Meeting, the shares represented by your proxy will be voted in accordance with the instructions you provide.
Beneficial Owners; Shares Registered in the Name of a Broker, Bank, or Other Nominee.
If on April 9, 2025 your shares were not registered in your name, but rather in the name of a broker, bank, or other nominee, then you are the beneficial owner of shares held in “street name” and a Notice of Availability is being forwarded to you by that organization, which is considered to be the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank, or other nominee regarding how to vote your shares. You are also invited to attend the Annual Meeting. Beneficial owners whose voting instruction form or Notice of Availability indicates that they may vote their shares through the http://www.proxyvote.com website may attend and participate in the Annual Meeting using the 16-digit control number included on the voting instruction form or Notice of Availability. Otherwise, beneficial owners should contact their broker, bank, or other nominee (preferably at least five days before the Annual Meeting) and obtain a “legal proxy” to be able to attend and participate in the Annual Meeting. If you have any questions about your control number or how to obtain one, please contact the broker, bank, or other nominee that holds your shares.

PAR Technology Corporation	1	2025 Proxy Statement

Participating in the Annual Meeting.
The Annual Meeting will be a completely virtual meeting. The meeting will be conducted by a live audio webcast. To participate in the Annual Meeting, visit www.virtualshareholdermeeting.com/PAR2025 and enter the 16-digit control number included on your Notice of Availability or on your proxy card or voting instruction form, or otherwise provided to you by your broker, bank, or other nominee. You may begin to log into the Annual Meeting platform at 9:45 a.m., Eastern Time, and the Annual Meeting will begin promptly at 10:00 a.m., Eastern Time, on June 2, 2025.
If you wish to submit a question during the Annual Meeting, you may do so on the virtual meeting platform at www.virtualshareholdermeeting.com/PAR2025. We will endeavor to answer as many questions submitted by shareholders as time permits. We reserve the right to exclude questions regarding topics that are not pertinent to meeting matters or company business. If we receive substantially similar questions, we may group such questions together and provide a single response to avoid repetition.
How do I vote my shares?
Shareholders of record on April 9, 2025 may vote their shares over the Internet, by telephone or mail; and, during the Annual Meeting.
In Advance of the Annual Meeting.
•By Internet. You may vote at www.proxyvote.com, 24 hours a day, seven days a week. You will need the 16-digit control number included on your Notice of Availability or on your proxy card or voting instruction form. Votes submitted through the Internet must be received by 11:59 p.m., Eastern Time, on June 1, 2025. If you are a beneficial owner, the availability of online voting may depend on the voting procedures of the organization that holds your shares.
•By Telephone. You may vote using a touch-tone telephone by calling 1-800-690-6903, 24 hours a day, seven days a week. You will need the 16-digit control number included on your Notice of Availability or on your proxy card or voting instruction form. Votes submitted by telephone must be received by 11:59 p.m., Eastern Time, on June 1, 2025. If you are a beneficial owner, the availability of phone voting may depend on the voting procedures of the organization that holds your shares.
•By Mail. If you received printed proxy materials, you may submit your vote by completing, signing, and dating the proxy card received and returning it in the postage-paid envelope to Vote Processing, c/o Broadridge Financial Solutions, 51 Mercedes Way, Edgewood, New York 11717.
During the Annual Meeting.
You may vote during the Annual Meeting by going to www.virtualshareholdermeeting/PAR2025. You will need the 16-digit control number included on your Notice of Availability or on your proxy card or voting instruction form or otherwise provided to you by your broker, bank, or other nominee. If you previously voted via the Internet, telephone, or mail, you will not limit your right to vote online at the Annual Meeting.
Can I change my vote after submitting my proxy?
You may change your vote or revoke your proxy at any time prior to the vote at the Annual Meeting.

PAR Technology Corporation	2	2025 Proxy Statement

You may change your vote by: (1) properly granting a new proxy bearing a later date (which automatically revokes an earlier proxy); (2) providing a written notice of revocation to the Corporate Secretary at PAR Technology Corporation, PAR Technology Park, 8383 Seneca Turnpike, New Hartford, New York 13413, prior to your shares being voted; or (3) attending the Annual Meeting and voting your shares electronically during the Annual Meeting. Attending the Annual Meeting will not cause your previously granted proxy to be revoked unless you vote again at the Annual Meeting. Your most current vote will be counted.
If you are a beneficial owner of shares registered in the name of a broker, bank, or other nominee, you will need to follow the voting instructions provided to you by your broker, bank, or other nominee as to how you may revoke your proxy and change your vote.
What constitutes a quorum?
A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, via live audio webcast or by proxy, of holders of shares having a majority of the voting power of the Company’s capital stock issued and outstanding and entitled to vote at the Annual Meeting will constitute a quorum. Both abstentions and broker non-votes will be counted for the purpose of determining the presence of a quorum.
What proposals will be voted on at the Annual Meeting?
How does the Board recommend that I vote and what is the voting requirement for each of the Proposals? What effect will abstentions and broker non-votes have?

Proposal		Board’s Recommendation	Voting Options	Votes Required	Effects of Abstentions	Effects of Broker Non-Votes

1	Election of Directors	FOR each director nominee named in this proxy statement	•For •Withhold	A plurality of votes cast (the seven (7) director nominees receiving the most “For” votes will be elected)	None	None

2	Amendments to the Company’s Bylaws to enhance advance notice procedures and to make certain other administrative, technical, and conforming changes	FOR	•For •Against •Abstain	A vote “For” by 66 2/3% of shares entitled to vote generally for the election of directors	Same as “Against”	Same as “Against”

3	Amendment to the Company’s Certificate to limit the liability of certain officers as permitted by Delaware law	FOR	•For •Against •Abstain	A vote “For” by a majority of outstanding shares of our common stock	Same as “Against”	Same as “Against”

4	Non-binding advisory vote to approve the compensation of the Company’s named executive officers (“Say-on-Pay Vote”)	FOR	•For •Against •Abstain	A vote “For” by a majority of votes cast	None	None

PAR Technology Corporation	3	2025 Proxy Statement

Proposal		Board’s Recommendation	Voting Options	Votes Required	Effects of Abstentions	Effects of Broker Non-Votes

5	Non-binding advisory vote on the frequency of future Say-on-Pay Votes	1 YEAR	•1 Year •2 Years •3 Years •Abstain	A vote “For” by a majority of votes cast (in the event no option receives a majority of the votes cast, the option that receives the most votes will be considered the frequency that is preferred by shareholders)	None	None

6	Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2025	FOR	•For •Against •Abstain	A vote “For” by a majority of votes cast	None	None (brokers, banks, and other nominees have discretionary authority to vote on this proposal)

Abstentions and Broker Non-Votes.
An “abstention” occurs when a shareholder affirmatively declines to vote on a proposal. A broker non-vote occurs when shares held by a broker, bank, or other nominee in “street name” are not voted with respect to one or more proposals because the nominee did not receive voting instructions from the beneficial owner of the shares on non-routine proposals for which the nominee lacks discretionary voting power to vote the shares. Proposal 6 - Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2025 is the only proposal for consideration by shareholders at the Annual Meeting expected to be a “routine” proposal for which brokers, banks, and other nominees are expected to have discretionary authority to vote. Note that whether a proposal is considered routine or non-routine is subject to New York Stock Exchange (NYSE) rules and final determination by the NYSE. Even with respect to routine matters, some brokers are choosing not to exercise discretionary voting authority. As a result, we urge you to direct your broker, bank, or other nominee how to vote your shares on all proposals to ensure that your vote is counted.
Director Vote.
Under our Bylaws, directors are elected by a plurality of votes cast. This means that the seven director nominees receiving the highest number of affirmative votes will be elected as directors. You may vote for all the director nominees, withhold authority to vote your shares for all the director nominees, or withhold authority to vote your shares with respect to any one or more of the director nominees. Withholding authority to vote your shares with respect to one or more director nominees will have no effect on the election of those nominees. Broker non-votes will have no effect on the election of the nominees.
What if I return a proxy card but do not make specific choices?
All properly signed proxy cards returned in time to be counted at the Annual Meeting will be voted by the named proxies at the Annual Meeting. Where you have specified how your shares should be voted on a proposal, your shares will be voted in accordance with your instructions; if you properly sign your proxy card, but you do not indicate how your shares should be voted on a proposal, your shares will be voted as the Board recommends. The Board knows of no other business that will be presented for consideration at the Annual Meeting; however, if any other business is properly brought before the Annual Meeting, the individuals named on the proxy card will vote your shares in their discretion on such other business.

PAR Technology Corporation	4	2025 Proxy Statement

What is “householding” and how does it work?
If you are the beneficial owner of shares held in “street name”, the broker, bank, or other nominee that holds your shares may deliver a single Notice of 2025 Annual Meeting of Shareholders, proxy statement and 2024 Annual Report, along with individual proxy cards or individual voting instruction forms to any household at which two or more shareholders reside unless contrary instructions have been received from you. This procedure, referred to as householding, reduces the volume of duplicate materials shareholders receive and reduces mailing expenses. Shareholders may revoke their consent to future householding mailings or enroll in householding by contacting Broadridge Financial Solutions by calling 1-866-540-7095, or by writing to Broadridge Financial Solutions, 51 Mercedes Way, Edgewood, New York 11717, Attn: Householding Department. If you wish to receive a separate set of proxy materials for this year’s Annual Meeting, we will deliver them promptly upon request to Attn: Investor Relations, PAR Technology Corporation, PAR Technology Park, 8383 Seneca Turnpike, New Hartford, New York 13413 or (315) 738-0600.
Who is paying for this proxy solicitation?
PAR will bear the cost of soliciting proxies. We will reimburse brokers, banks, and other nominees for reasonable expenses that they incur in sending proxy materials to beneficial owners of our common stock. PAR has engaged Morrow Sodali LLC to assist with the solicitation of proxies. We expect to pay Morrow Sodali LLC a fee of $10,000 plus a reasonable amount to cover expenses. Our directors, officers, and other employees, without additional compensation, may also solicit proxies personally or in writing, by telephone, e-mail, or otherwise.

PAR Technology Corporation	5	2025 Proxy Statement

Proposal 1.
Election of Directors
PAR’s Board of Directors is set at seven (7) directors. At the Annual Meeting shareholders will vote on the seven (7) director nominees named below to serve until the 2026 annual meeting of shareholders and until his or her successor is duly elected and qualified or, earlier, until his or her death, resignation, or removal. All director nominees have been nominated by the Board based on the recommendation of the Nominating and Corporate Governance Committee (“NCGC”). The Board has no reason to believe that any of the director nominees are unable or unwilling to serve, and each director nominee has consented to be named in this proxy statement and to serve if elected. Each director nominee is currently serving as a director of the Company and each director nominee was elected by our shareholders at the 2024 annual meeting of shareholders.
As reflected in the biographies of the director nominees below, our directors bring a diverse mix of highly relevant and complementary experiences, backgrounds, and skills, which facilitates strong oversight of PAR’s management and strategy.
Director Nominees
The following provides summary information about the Company’s directors, who are also the director nominees.

				Board Committees
Name	Age	Director Since	Independent*	Audit	Comp	NCGC

Linda M. Crawford	61	2023	✔		Chair	●
Keith E. Pascal	60	2021
Douglas G. Rauch	73	2017	✔	●		Chair
Cynthia A. Russo	55	2015	✔	Chair, +	●
Narinder Singh	51	2021	✔		●	●
Savneet Singh Chief Executive Officer and President, PAR Technology Corporation	41	2018
James C. Stoffel Chairman of the Board of Directors	79	2017	✔	●	●
Audit: Audit Committee    Comp: Compensation Committee    NCGC: Nominating and Corporate Governance Committee
●    Committee Member    + Audit Committee Financial Expert
*Independence is determined by the listing standards of the NYSE and our Corporate Governance Guidelines.

The Board of Directors unanimously recommends a vote FOR the election to the Board of each director nominee.

PAR Technology Corporation	6	2025 Proxy Statement

Savneet Singh CEO and President, PAR Technology Corporation Director Since: 2018 Age: 41 Committee Memberships: • None
Business and Other Experience
Mr. Singh joined the Company’s Board of Directors in April 2018 and has served as the Chief Executive Officer and President of the Company and President of ParTech, Inc. since March 2019. Mr. Singh previously served as the Interim Chief Executive Officer and President of the Company and Interim President of ParTech, Inc. from December 2018 until March 2019. Since October 2024, Mr. Singh has served as a director of Community Financial System, Inc. (NYSE: CBU), a registered financial holding company, and of its wholly-owned subsidiary Community Bank, N.A., and serves on the joint Risk Committee. Since June 2018, Mr. Singh has been a partner of CoVenture, LLC, a multi-asset manager with funds in venture capital, direct lending, and crypto currency. From 2017 to 2018, Mr. Singh served as the managing partner of Tera-Holdings, LLC, a holding company of niche software businesses that he co-founded. In 2009, Mr. Singh co-founded GBI, LLC (f/k/a Gold Bullion International, LLC (GBI)), an electronic platform that allows investors to buy, trade and store physical precious metals. During his tenure at GBI, from 2009 to 2017, Mr. Singh served as GBI’s chief operating officer, its chief executive officer, and its president.
Key Qualifications
Mr. Singh, as an entrepreneur, investor, and board member, brings valuable expertise in finance, venture capitalism, entrepreneurship, digital technology, and mergers and acquisitions, offering unique insights and strategic perspectives to the Company’s business and strategies.
Other Public Company Boards
Current: Community Financial System, Inc. (NYSE: CBU)
Prior:
•CDON AB (Nasdaq Nordic: CDON)
•Blockchain Power Trust (TSXV: BPWR.UN; TEP.DB)
•Sharp Spring, Inc. (Nasdaq: SHSP)
•Osprey Technology Acquisition Corp. (NYSE: SFTW.U)

PAR Technology Corporation	7	2025 Proxy Statement

Linda M. Crawford Director Since: 2023 Age: 61 Independent Committee Memberships: •Compensation (Chair) •Nominating and Corporate Governance
Business and Other Experience
Ms. Crawford currently acts as an advisor to several venture backed companies (since March 2022) and serves on the board of directors of Verint Systems Inc., a provider of customer engagement solutions, and Equilar, a private information services firm with products focused on compensation. She retired from her position as CEO of Helpshift, Inc., a company focused on AI driven customer support solutions for B2C companies, in 2020 following her appointment to that role in 2017. She also served as the Chief Customer Officer of Optimizely, Inc., a SaaS company focused on customer experience, from 2016 to 2017. Prior to Optimizely, Ms. Crawford spent nearly a decade at Salesforce in several executive positions, including Executive Vice President and Chief Executive Officer of the Sales Cloud Products division. Prior to Salesforce, Ms. Crawford held executive positions at Siebel Systems, the company credited for creating the CRM industry. Ms. Crawford served as a director of ChannelAdvisor Corporation, a cloud-based e-commerce software company, from 2021 to 2022 and previously served on the board of Demandware, Inc., a software technology company providing cloud-based unified e-commerce solutions to retailers, which was acquired by Salesforce in 2016.
Key Qualifications
Ms. Crawford brings to the Board extensive experience in key executive positions at leading software companies, including those offering AI and cloud-based solutions, and in employee and customer success giving her the qualifications and skills to serve as a director.
Other Public Company Boards
Current: Verint Systems Inc. (Nasdaq: VRNT)
Prior:
•ChannelAdvisor Corporation (NYSE: ECOM)
•Demandware, Inc. (NYSE: DWRE)

PAR Technology Corporation	8	2025 Proxy Statement

Keith E. Pascal Director Since: 2021 Age: 60 Committee Memberships: •None
Business and Other Experience
Mr. Pascal has served as Vice President and Secretary of Act III Holdings, LLC, a Miami-based investment fund, and of Act III Management LLC, a service company to the restaurant, hospitality, and entertainment industries, since March 2018. In January 2025, Mr. Pascal was appointed to the board of directors of Honest Greens, Barcelona, S.A., a private restaurant chain offering healthy, sustainable and chef-driven food and drinks. In addition, Mr. Pascal is the Founder and since 2008 has served as President of 12:51:58 MW LLC, a provider of an enterprise software platform for global restaurant and retail operators. From January 2015 to March 2018, Mr. Pascal worked for Panera Bread, a chain store of bakery-café fast casual restaurants, where he served as a consultant and was named Chief Concept Officer in November 2017. Mr. Pascal served as CEO of Goji, a developer of high-tech cooking technology, from 2010 to 2012, as the CEO of Torex Retail PLC Hospitality Division from 2006 to 2008 and is the Founder and served as CEO of Savista, a point-of-sale software and business process outsourcing company serving the global restaurant industry, from 1999 to 2006. Mr. Pascal started his career in operations at McDonald’s Corporation.
Key Qualifications
Mr. Pascal brings to the Board over 30 years of restaurant operations and senior leadership experience, with both private and public national restaurant chains, and significant experience in the restaurant industry, as both an investor and as a director. He offers valuable financial expertise and public company governance experience as a member of the board of another public company.
Other Public Company Boards
Current: None
Prior:
•BJ’s Restaurants, Inc. (Nasdaq: BJRI)

PAR Technology Corporation	9	2025 Proxy Statement

Douglas G. Rauch Director Since: 2017 Age: 73 Independent Committee Memberships: •Audit •Nominating and Corporate Governance (Chair)
Business and Other Experience
Mr. Rauch spent 31 years with Trader Joe’s Company, a national chain of neighborhood grocery stores, the last 14 years as a President until his retirement in June 2008. Since June 2015, Mr. Rauch is the Founder and has served as President of Daily Table, an innovative non-profit retail solution to bring affordable nutrition to the food insecure in Boston’s inner city. Since January 2014, Mr. Rauch has been engaged as an independent speaker, focusing on helping companies to build cultures of sustainable innovation, strategy, and great customer experiences, through Leading Authorities, Inc. He also previously served as CEO of Conscious Capitalism, Inc., a nonprofit organization, from August 2011 to June 2017, where he continues to serve as director emeritus. Since February 2020, Mr. Rauch has served as a director of Sprouts Farmers Market, Inc. (Nasdaq: SFM), a grocery store offering affordable, fresh, natural and organic products, and Chair of its Audit Committee from February 2020 to December 2024. From October 2009 to October 2019, Mr. Rauch served as a trustee at the Olin College of Engineering, and he serves as a director or an advisory board member of several for profit and non-profit companies.
Key Qualifications
Mr. Rauch brings to the Board extensive knowledge and operational experience in the food service/grocery industry and brings important insights and perspectives on technology solutions to the restaurant and retail space. He has created and led the implementation of key business operational strategies, and offers valuable financial expertise and senior leadership experience, including a strong understanding of employee health and culture issues. He also brings public company governance experience as a member of the board of another public company.
Other Public Company Boards
Current: Sprouts Farmers Market, Inc. (Nasdaq: SFM)
Prior: None

PAR Technology Corporation	10	2025 Proxy Statement

Cynthia A. Russo Director Since: 2015 Age: 55 Independent Committee Memberships: •Audit (Chair) •Compensation
Business and Other Experience
Ms. Russo has more than 25 years of extensive experience in financial and operations management with global growth SaaS and technology companies. Ms. Russo has served as a director of Verra Mobility Corporation, a provider of smart mobility technology and data intelligence solutions throughout North America, Europe, Asia and Australia, since June 2019 and is a member of the Audit and Compensation Committees. Since February 2021, Ms. Russo has served as a director of Verifone, Inc., a private global leader in payment and commerce solutions, and is the Chair of the Audit Committee. Ms. Russo currently serves as CFO Operating Partner for K1 Investment Management at two of their portfolio companies: SimPRO Holdings, Inc. (Simpro), a global SaaS business offering comprehensive field service management solutions, since November 2023, and Panopto, Inc., a global AI video learning platform catering to education institutions and enterprises, since December 2024. She also served as CFO Operating Partner for Canvas Solutions, Inc. (GoCanvas), a global SaaS provider of field operations and inspections solutions, from September 2023 until the company was sold in June 2024. Ms. Russo served as a director and a member of the Audit and Compensation Committees of UserTesting, Inc., an on-demand human insight platform that enables organizations to deliver a better customer experience, from February 2021 to January 2023, when it was sold to Thoma Bravo and Sunstone Partners. From March 2021 to September 2022, Ms. Russo served as Interim Chief Financial Officer of Optoro, Inc., a company offering end-to-end reverse logistics technology solutions for retail returns. Ms. Russo previously served as Executive Vice President and Chief Financial Officer of Cvent, Inc. (Nasdaq: CVT), a cloud-based enterprise event management platform, from September 2015 to September 2018. Prior to that, Ms. Russo served as Executive Vice President and CFO of MICROS Systems, Inc., a global, public enterprise information system software, hardware and services company for retail and hospitality industries (Nasdaq: MCRS). During her 19 years at MICROS, Ms. Russo served in a variety of senior financial roles until MICROS Systems’ acquisition by Oracle in September 2014.
Key Qualifications
Ms. Russo is a certified public accountant and certified internal auditor. Her more than 30-year career as a certified public accountant serving in finance and technology related roles provides the Board with substantial knowledge regarding financial and risk management matters, including cybersecurity risks, as well as valuable operational and senior leadership expertise. She brings public company governance experience as a member of boards of other public companies.
Other Public Company Boards
Current: Verra Mobility Corporation (Nasdaq: VRRM)
Prior: UserTesting, Inc. (NYSE: USER)

PAR Technology Corporation	11	2025 Proxy Statement

Narinder Singh Director Since: 2021 Age: 51 Independent Committee Memberships: •Compensation •Nominating and Corporate Governance
Business and Other Experience
Mr. Singh is the Co-Founder of LookDeep Inc., a private advanced computer vision and AI technology hospital healthcare company, and has served as its Chief Executive Officer since March 2019. Mr. Singh was also a Co-Founder, and he served as a director of Appirio Inc., a leader in delivering cloud innovation to companies through emerging technologies, from September 2006 until its acquisition by Wipro Limited in November 2016. At Appirio, Mr. Singh also served as President and Chief Strategy Officer of Topcoder, a division of Appirio and a crowdsourcing design, development, and data science community with more than one million members. Prior to working at Appirio, Mr. Singh worked at SAP SE, a European multinational software company, in the Office of the CEO as a part of the Corporate Strategy Group from July 2004 to September 2006. While at SAP SE, Mr. Singh led initiatives on sales, maintenance, and competitive strategies. From November 1998 to March 2004, Mr. Singh led research and development, sales, and marketing activity as Vice President and General Manager at webMethods focusing on integration, BPM/workflow technologies. Mr. Singh began his career with Accenture (NYSE: ACN) in September 1995 at its Center for Strategic Technology and worked there until November 1998. Mr. Singh also serves on the board of directors of the Sikh Coalition, a non-profit organization.
Key Qualifications
Mr. Singh brings to the Board significant leadership experience in the technology industry, including experience with software development and the execution of go-to-market strategies. He also brings financial expertise and a strong understanding of the issues facing both mature and start-up companies. He has valuable experience in addressing a variety of complex issues including corporate strategy, organizational structure, governance, transformational change, operational performance improvement, and acquisition integration.
Other Public Company Boards
Current: None
Prior: None

PAR Technology Corporation	12	2025 Proxy Statement

James C. Stoffel Director Since: 2017 Chairman Since: 2023 Lead Director: 2020-2023 Age: 79 Independent Committee Memberships: •Audit •Compensation
Business and Other Experience
Since 2003 Mr. Stoffel has served as a member of the board of directors of multiple public and private companies and as a senior advisor to private equity companies. From February 2007 to November 2023, Mr. Stoffel served on the board of directors of Aviat Networks, Inc. (Nasdaq: AVNW), a wireless transport and access solutions company, where Mr. Stoffel served as the lead independent director from July 2010 to February 2015; he also chaired the Compensation Committee and served as a member of the Audit and Governance and Nominating Committees. From August 2003 to October 2018, Mr. Stoffel served on the board of directors of Harris Corporation (now L3 Harris Technologies, Inc. (NYSE: LHX)), an advanced defense and technology company, where he was Chairman of the Technology Committee and served as a member of the Compensation and Governance and Corporate Responsibility Committees. In addition, Mr. Stoffel was the co-founder and served as General Partner of Trillium International, a private equity firm focused on restructuring and growth equity investments in software, hardware, and systems technology companies, from March 2011 to December 2018. Through his role at Trillium International, Mr. Stoffel served as the chairman of multiple portfolio companies. From 2006 to 2008, Mr. Stoffel served as Chief Executive Officer of Aster Wireless, a private then-early-stage, fabless semiconductor company. From 1997 to 2005, Mr. Stoffel held various senior executive positions at Eastman Kodak Company, including as Senior Vice President, Chief Technical Officer; director of Research and Development; and Vice President, director Electronic Imaging Products Research and Development. Prior to Eastman Kodak Company, Mr. Stoffel had a 20-year career with Xerox Corporation, serving as Vice President of Corporate Research and Technology; Vice President and General Manager of Advanced Imaging Business Unit; Vice President and Chief Engineer; and other executive positions.
Key Qualifications
Mr. Stoffel brings to the Board extensive senior leadership experience, and more than 25 years of technology expertise. Mr. Stoffel’s financial, investment, capital markets, and growth and innovation management expertise and insight, and his extensive public company board experience, provides the Board with valuable perspectives, capabilities, and knowledge critical to strategy, management, and corporate governance.
Other Public Company Boards
Current: None
Prior:
•Aviat Networks, Inc. (Nasdaq: AVNW)
•Harris Corporation (NYSE: HRS, now L3 Harris Technologies, Inc. (NYSE: LHX))

PAR Technology Corporation	13	2025 Proxy Statement

Corporate Governance
Identification and Evaluation of Candidates for Director
The NCGC considers potential director candidates from many sources including shareholders, current directors, management, and others. Regardless of the source of the recommendation, the NCGC evaluates all director candidates in the same manner. In identifying and considering candidates, the NCGC considers the criteria set out in our Corporate Governance Guidelines, which can be found at www.partech.com/investor-relations/. Although the NCGC uses these and other criteria as appropriate to evaluate potential director candidates, other than our Bylaw requirement that directors be at least 21 years of age, the NCGC has no stated minimum qualifications for nominees.
Throughout the year the NCGC evaluates the mix of experiences, backgrounds, and skills of our directors and assesses the effectiveness of the Board’s oversight of the Company, including management’s formulation and execution of Company strategy, and risks, and whether there is a need to supplement and/or add new skill sets or perspectives to strengthen the Board’s oversight capabilities. The NCGC evaluates each director nominee in the context of establishing a diverse mix of highly relevant and complementary experiences, backgrounds, and skills, to help ensure that the collective expertise of our directors strengthens the Board’s oversight of management, strategy, and risks. Additionally, the NCGC evaluates whether director nominees meet the various independence requirements applicable to PAR directors, including those necessary for specific Board committees, and reviews their prior board and corporate governance experience.
Shareholder recommendations of director candidates should be sent to: Nominating and Corporate Governance Committee, c/o Corporate Secretary, PAR Technology Corporation, PAR Technology Park, 8383 Seneca Turnpike, New Hartford, New York 13413.
Annual Assessment
On an annual basis, each director completes an annual assessment of the Board relative to composition and size, corporate governance, and Board effectiveness, including the interplay between the Board and standing committees of the Board. The assessment is designed to capture each director’s opinion regarding the Board’s composition and performance, and solicits each director’s observations, comments, and suggestions for improvements to the Board’s composition, function, and effectiveness. The NCGC reviews the results of the annual assessment of the Board with the directors.
Director Independence
The Board has adopted categorical standards designed to assist the Board in assessing director independence. Our director independence standards, which are included in our Corporate Governance Guidelines, are designed to comply with the standards required by the NYSE and in some respects are more stringent than the NYSE director independence standards. The Board has determined that each of Linda M. Crawford, Douglas G. Rauch, Cynthia A. Russo, Narinder Singh, and James C. Stoffel is “independent” as defined under the NYSE listing standards and our director independence standards. Additionally, all members of the Audit Committee and Compensation Committee have been determined by the Board to satisfy the separate independence requirements under the SEC rules and NYSE listing standards for such committees.

PAR Technology Corporation	14	2025 Proxy Statement

Board Meetings and Attendance
The Board held 15 meetings in 2024. Each director attended at least 75% of the meetings of the Board and the committees on which he or she served during the portion of 2024 for which he or she was a director or committee member. The Company encourages directors to attend the annual meetings of shareholders, but such attendance is not required. All of our directors who served during 2024 attended the 2024 annual meeting of shareholders.
Board Leadership Structure
James C. Stoffel has served as our independent Chairman of the Board since June 1, 2023. As Chairman of the Board, Mr. Stoffel presides over all Board meetings, including executive sessions without the presence of management, and is available for consultation and direct communication with shareholders. The Board exercises its oversight responsibilities both directly and through its standing committees, and believes that its role in the oversight of the Company, including its management, strategy, and risks, is facilitated by our current Board leadership structure, with an independent Chairman as well as our committee structure, as it allows our three standing Board committees to play an active role in the oversight of the actions of management, including with respect to identifying risks and implementing effective risk management policies and controls. The Board also believes that this structure enables our Chief Executive Officer, Savneet Singh, to focus his attention on the Company’s business, its operations, and formulating and executing strategy. The Board will continue to evaluate its leadership structure on an ongoing basis and may make changes as appropriate for the Company and its future needs.
Board Oversight of Risk Management
Our Board manages the risk oversight function, with certain areas addressed by our standing committees where such risks are inherent in a committee’s purview. Our Audit Committee oversees our guidelines, policies and processes established by management relating to our financial statements, financial reporting processes and internal audit function and meets regularly with senior management and our independent auditors concerning our financial statements and financial reporting processes, including our internal control over financial reporting and the effectiveness of such processes and controls. Additionally, the Audit Committee regularly meets with management to discuss and assess management’s guidelines and policies with respect to risk assessment and risk management and our major financial risk exposures, including the nature and level of risk appropriate for the Company and management’s strategies and mitigation efforts.
Our internal audit team annually facilitates an enterprise risk assessment with management and through this process, management and internal audit identify, aggregate, and assess material risks impacting the Company, including operational, financial, legal and regulatory, human capital, cybersecurity, strategic and reputational risks. Management and the internal audit team rank each identified risk based on its potential impact on the Company’s operations and its likelihood of occurring. The risks are then prioritized based on this ranking, and appropriate risk responses are determined and executed for each significant enterprise risk. The Audit Committee, typically in joint session with the full Board, regularly meets and receives reports from our internal audit, compliance and legal teams regarding enterprise risk, compliance, legal and regulatory matters.
The Audit Committee, typically in joint session with the full Board, meets quarterly with our Vice President of Information Security & Privacy, the Vice President of Information Technology, and/or the CTO who provide updates to it on, among other things, the cybersecurity threat landscape, risk assessments, mitigation plans, notable incidents, the status of projects to strengthen our information security systems, engagement of third parties (e.g., consultants and auditors) and third-party tools, and our employee-training programs. For additional information relating to our cybersecurity risk management program, please refer to “Item 1C. Cybersecurity” of the 2024 Annual Report.

PAR Technology Corporation	15	2025 Proxy Statement

Our NCGC focuses on risks associated with our corporate governance policies and practices and sustainability and social responsibility matters, and our Compensation Committee focuses on risks related to our compensation policies and programs and oversees risks related to human capital management matters. The Board is aware of each committee’s risk oversight activities from joint sessions with the full Board and executive sessions, as well as from periodic briefings by management to the Board on specific material risks or legal developments.
Clawback and Forfeiture Policy
Our Clawback and Forfeiture Policy is designed to advance the Company’s commitment to conducting business with integrity and honesty, in compliance with the NYSE Listing Standards, the SEC rules, and applicable law. The Clawback and Forfeiture Policy has been structured to ensure accountability of our current and former executive officers and Section 16 officers and other employees designated by our Compensation Committee, and provides for, among other remedies, the clawback of equity and cash incentive compensation paid or payable to covered officers in the event of a “Big R” accounting restatement or a “little r” accounting restatement. Please refer to the discussion of our Clawback and Forfeiture Policy provided below under “Compensation Discussion and Analysis”.
Insider Trading Policy
Our Insider Trading Policy governs the purchase, sale and other transactions in our securities by our employees, officers, and directors, and other covered persons, as well as the Company. We believe our Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations and applicable exchange listing standards. For additional information, see our Insider Trading Policy filed as Exhibit 19 to our 2024 Annual Report.
Anti-Hedging Policy
Hedging or monetization transactions by our employees, officers, and directors, and other covered persons in our securities are prohibited by our Insider Trading Policy.
Code of Conduct
Our Code of Conduct (the “Code of Conduct”) applies to all our employees, officers, and directors, including our Chief Executive Officer, Chief Financial Officer, other senior financial officers and other executive officers. The Code of Conduct is posted on our website at www.partech.com/investor-relations/. Any substantive amendments to certain provisions of the Code of Conduct or waivers granted to our directors, Chief Executive Officer, Chief Financial Officer, other senior financial officers or other executive officers that require disclosure under the NYSE and/or SEC rules will be disclosed by posting on our website within four business days following the date of the amendment or waiver.
Corporate Governance Guidelines
Our Corporate Governance Guidelines are posted on our website at www.partech.com/investor-relations/. Our Board believes these guidelines are consistent with our values, and promote the effective functioning of our Board, its committees, and the Company. The guidelines are reviewed no less frequently than annually by the NCGC and the Board and, to the extent deemed appropriate in light of emerging practices, revised accordingly, upon approval by the Board.

PAR Technology Corporation	16	2025 Proxy Statement

Communication with the Board
Interested parties may send written communication to the Board as a group, the independent directors as a group, the Chairman of the Board (James C. Stoffel), or to any individual director by sending the communication c/o Corporate Secretary, PAR Technology Corporation, PAR Technology Park, 8383 Seneca Turnpike, New Hartford, New York 13413. Upon receipt, the communication will be delivered to the Board Chairman or to the independent directors as a group. If the communication is addressed to an individual director, the communication will be delivered to that director. All communications regarding financial accounting, internal controls, audits, and related matters will be referred to the Audit Committee. Interested parties may communicate anonymously if they so desire.
Committees
The standing committees of the Board are the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. Each committee operates under a written charter that has been approved by the Board. Current copies of each committee’s charter are posted on our website at www.partech.com/investor-relations/.

Audit Committee
Members
Cynthia A. Russo (Chair)
Douglas G. Rauch
James C. Stoffel
Our Audit Committee consists entirely of directors who meet the NYSE independence requirements and the NYSE audit committee additional composition requirements.
The Board has determined that Cynthia Russo is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K of the Exchange Act.
Meetings in 2024: 9

Principal Responsibilities:
Our Audit Committee assists the Board in its oversight of the integrity of our financial statements, our compliance with legal and regulatory requirements, our independent registered public accounting firm’s qualifications and independence, and the performance of the internal audit function. The Audit Committee’s primary responsibilities include:
•Direct oversight of our independent registered public accounting firm, including appointment, compensation, evaluation, retention, work product, and pre-approval of the scope and fees of the annual audit and any other services, including review, attestation, and non-audit services;
•Reviewing and discussing the internal audit process, scope of activities and audit results with internal audit;
•Reviewing and discussing enterprise risk management with internal audit, including the identification, assessment, and ranking of risks and management’s strategies and mitigation efforts;
•Reviewing and discussing our quarterly and annual financial statements and earnings releases with management and our independent registered public accounting firm;
•Recommending to the Board that our quarterly and annual financial statements be included in our periodic reports filed with the SEC;
•Overseeing and monitoring our internal control over financial reporting;
•Assisting the Board in its oversight of cybersecurity risks, and compliance with legal and regulatory matters; and
•Overseeing related party transactions.

PAR Technology Corporation	17	2025 Proxy Statement

Compensation Committee
Members
Linda M. Crawford (Chair)
Cynthia A. Russo
Narinder Singh
James C. Stoffel
Our Compensation Committee consists entirely of directors who meet the NYSE independence requirements, including the additional independence requirements specific to compensation committee members.
All members of the Compensation Committee qualify as “non-employee directors” for purposes of Rule 16b-3 under the Exchange Act.
Meetings in 2024: 6

Principal Responsibilities:
The Compensation Committee oversees and administers our executive compensation programs. The Compensation Committee is also charged with overseeing the Company’s human capital management strategies and policies, including employee engagement, inclusion, workplace environment and culture, and talent development and retention. The Compensation Committee’s primary responsibilities include:
•Reviewing and approving the goals and objectives relevant to our CEO’s compensation, evaluating the CEO’s performance, and determining and approving our CEO’s compensation, including incentive compensation;
•Overseeing the administration of our compensatory plans, including incentive compensation arrangements and, where appropriate, making recommendations to the Board regarding amendments to existing plans or the adoption of new compensation plans;
•Reviewing and approving the compensation of our other named executive officers and certain other officers;
•Reviewing and recommending to the Board the compensation of our non-employee directors;
•Administering the Company’s Employee Stock Purchase Plan; and
•Administering the Company’s Clawback and Forfeiture Policy and stock ownership guidelines.
The Compensation Committee has the authority to retain, oversee and compensate third party compensation consultants, legal counsel, or other advisers to assist the Committee in fulfilling its responsibilities. The Compensation Committee engaged Frederic W. Cook & Co., Inc. (“FW Cook”) as its compensation consultant to assist it in recommending the form and amount of executive and non-employee director compensation for 2024. Among other things, with respect to our 2024 compensation programs, the Compensation Committee asked FW Cook to:
•Perform an assessment as to the competitiveness of our executive compensation including total cash compensation (base salary and short-term incentive compensation (cash bonus)) and equity compensation (including structural considerations, equity components and performance matrices), relative to our peer group and broader survey data;
•Review and recommend updates to our peer group;
•Provide legislative and regulatory updates, including compensation trends;
•Review and provide guidance on the Compensation Discussion and Analysis and proxy advisor reports;
•Provide guidance on shareholder outreach; and
•Provide guidance on the Company’s human capital strategy.
Prior to engaging FW Cook, the Compensation Committee considered information relevant to confirm FW Cook’s independence from the Board and management. Additional information regarding the services provided by FW Cook with respect to our 2024 compensation programs can be found below under “Compensation Discussion and Analysis – Role of Compensation Consultant”.

PAR Technology Corporation	18	2025 Proxy Statement

Nominating and Corporate Governance Committee
Members
Douglas G. Rauch (Chair)
Linda M. Crawford
Narinder Singh
Our NCGC consists entirely of directors who meet the NYSE independence requirements.
Meetings in 2024: 4

Principal Responsibilities
The Nominating and Corporate Governance Committee reviews the composition of the Board and identifies potential new candidates for director. The NCGC also oversees the Company’s policies, activities, opportunities, and other initiatives relating to sustainability and social responsibility in the context of the Company’s business. The NCGC’s primary responsibilities include:
•Regularly reviewing the size and composition of the Board and Board committees;
•Identifying and recommending qualified director candidates to the Board;
•Evaluating director qualifications, independence, and performance;
•Conducting a performance evaluation of the Board to determine whether it and its committees are functioning effectively; and
•Developing and periodically reviewing our Code of Conduct and Corporate Governance Guidelines.

Corporate Responsibility and Sustainability
Our 2025 Sustainability Report, which is available at www.partech.com/sustainability-at-par/, describes our sustainability strategy. Our Board, as a whole and through the NCGC and Compensation Committee, works with our management to oversee our sustainability initiatives and business practices. Our NCGC has primary oversight of our sustainability practices, policies, and initiatives. The NCGC receives, generally on not less than a quarterly basis, updates from our Sustainability Committee, whose members include leaders from our legal, compliance, human resources, cybersecurity, IT, finance and business teams, about our current initiatives and the manner, status, and success of their adoption and implementation across our business operations, and about sustainability initiatives being considered. Our Compensation Committee oversees the Company’s strategies and policies related to human capital management, including employee engagement, inclusion, workplace environment and culture, and talent development and retention. Certain highlights of our core pillars, Responsible Business Practices, People & Culture, Data Responsibility, and Environmental Stewardship, are provided in the table below:

Core Sustainability Pillars	Sustainability Strategy	Highlights of our Sustainability Practices and Initiatives

Responsible Business Practices	We endeavor to promote sound governance and compliance, responsible business practices, and the highest standards of ethics to help us achieve business success and enhance long-term shareholder value.
Governance and Board Composition.
•Five of our seven directors are independent.
•Two of our seven directors self-identify as racial/ethnic minorities.
•Two of our seven directors self-identify as female.
Business, Ethics, and Compliance.
•We maintain a Code of Conduct and Compliance Handbook for our directors, officers, and employees.
•We provide global 24/7 access to anonymous reporting of violations of our Code of Conduct, Compliance Handbook, or any law, rule, or regulation.
•We maintain a Supplier Code of Conduct.

PAR Technology Corporation	19	2025 Proxy Statement

Core Sustainability Pillars	Sustainability Strategy	Highlights of our Sustainability Practices and Initiatives

People & Culture	We aim to create a safe environment where our employees enjoy and thrive at work each day to support our customers and grow our business.
Our people are one of our most important assets. The impact of our employee-first strategy is highlighted by the multiple employer awards we received in 2024, including:
•Stevie Award for Great Employers
•Timmy Award for Best Tech Work Culture
•Great Places to Work Certification

Data Responsibility	We strive to earn our customers’ trust each day by working to keep their valued customer data safe and responsibly managing our security and privacy governance and protocols to promote strong data protection.
We use various internal organizational cybersecurity and privacy safeguards, controls and procedures for the discovery, identification, classification, assessment, and management of cybersecurity incidents and risks, including:
•Endpoint and cloud threat detection and response systems,
•Network application and API security services,
•Cloud security posture management solutions,
•Enterprise data loss prevention (“DLP”) and governance services,
•Cloud-native security scanners, and
•Source code analysis tooling.

Environmental Stewardship	We strive to minimize the environmental impact of our operational footprint through energy-efficient and eco-friendly sustainable business practices.
We have adopted eco-friendly business practices, including:
•Regular e-waste recycling,
•Data center outsourcing to reduce carbon footprint,
•Reduced shipments and packaging material through a redesign of our hardware products and packaging process,
•Promoting a location flexible work environment to reduce our operational environmental impact, and
•PAR Planet, which receives employee ideas on how to further reduce PAR’s carbon footprint, improve energy efficiency, and increase our use of sustainable materials.
Our suppliers are required to comply with PAR’s Supplier Code of Conduct, which, among other things, requires suppliers to comply with the U.S. laws and regulations regarding conflict minerals sourcing.

PAR Technology Corporation	20	2025 Proxy Statement

Report of the Audit Committee
To the Board of Directors of PAR Technology Corporation:
The Audit Committee is responsible for appointing the Company’s independent registered public accounting firm. For the fiscal year ended December 31, 2024, Deloitte & Touche LLP served as the Company’s independent registered public accounting firm. With respect to the Company’s financial reporting process, management is responsible for establishing and maintaining internal controls and preparing the Company’s consolidated financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”). The responsibility for auditing the Company’s consolidated financial statements and providing an opinion as to whether the Company’s consolidated financial statements fairly present, in all material respects, the consolidated financial position, results of operations and cash flows of the Company in conformity with U.S. GAAP rests with Deloitte & Touche LLP, as the Company’s independent registered public accounting firm. It is the responsibility of the Audit Committee to oversee these activities. It is not the responsibility of the Audit Committee to prepare or certify the Company’s financial statements. These are the fundamental responsibilities of management.
In the performance of its oversight function, the Audit Committee reviewed and discussed the Company’s audited financial statements for the fiscal year ended December 31, 2024 with the Company’s management and Deloitte & Touche LLP. In addition, the Audit Committee discussed with Deloitte & Touche LLP, with and without management present, Deloitte & Touche LLP’s evaluation of the overall quality of the Company’s financial reporting. The Audit Committee also discussed with Deloitte & Touche LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission. The Audit Committee also received the written disclosures and the letter from Deloitte & Touche LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte & Touche LLP’s communications with the Audit Committee concerning independence and discussed with Deloitte & Touche LLP its independence.
Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
Audit Committee
Cynthia A. Russo (Chair)
Douglas G. Rauch
James C. Stoffel

PAR Technology Corporation	21	2025 Proxy Statement

Transactions With
Related Persons
The Board of Directors has adopted a written “Related Party Transactions Policy & Procedure” (“Policy”), which provides that the Company will only enter into a related party transaction, when the Board, acting through the Audit Committee, determines that the transaction is not inconsistent with the interests of the Company and its shareholders. Pursuant to the Policy, the Audit Committee reviews and either approves or disapproves all transactions, arrangements or relationships in which the Company or any of its subsidiaries (i) was, is or is to be a participant, and (ii) in which a director, director nominee, executive officer, a person who beneficially owns more than 5% of the Company’s common stock, or any immediate family member of any of the foregoing persons (a “related person”), has or will have a direct or indirect interest.
Under the Policy, the following related party transactions are deemed to be pre-approved by the Audit Committee: (i) compensation paid to a director if the compensation is required to be reported in the Company’s proxy statement; (ii) employment of an executive officer if the related compensation is required to be reported in the Company’s proxy statement, or the executive officer is not an immediate family member of another executive officer or director, the related compensation is required to be reported in the Company’s proxy statement and the Compensation Committee approved (or recommended the approval of) the related compensation; and (iii) any ordinary course and arms-length transaction with a related person in which the amount of the transaction involved does not exceed $50,000.
The following related party transactions require disclosure under Item 404 of Regulation S-K: (i) on January 2, 2024 the Company entered into a consulting agreement (the “Consulting Agreement”) with PAR Act III, LLC (“PAR Act III”) pursuant to which PAR Act III provides the Company with strategic consulting, M&A technology due diligence, and other professional and expert services that may be requested from time to time by the Company’s Chief Executive Officer. In consideration for the consulting services, the Company amended its common stock purchase warrant issued to PAR Act III on April 8, 2021 to extend the termination date of the warrant to April 8, 2028, if on April 8, 2026, the Consulting Agreement remains in effect. The warrant provides PAR Act III the right to purchase 510,287 shares of Company common stock at an exercise price of $74.96 per share. The warrant provides for adjustments to reduce the exercise price and increase the number of shares covered by the warrant for certain issuances of common stock by the Company at a price less than the daily volume weighted average price immediately prior to such issuance. As of January 2, 2024 (the effective date of the Consulting Agreement), the fair market value of the warrant was $8.2 million, Keith Pascal, a director of the Company, serves as the vice president and secretary of PAR Act III and holds a 0.1% ownership interest in PAR Act III and a 2.5% time-based profits interests, of which less than 1% is vested. The warrant remains unexercised; and (ii) Jeremy Pascal, the son of Keith E. Pascal, a director of the Company, is a non-executive employee of the Company. From January 1, 2024 through the date of this proxy statement, his total compensation was approximately $140,918, including base salary, a cash bonus and the value of certain employee benefits. His compensation is consistent with the total compensation provided to other employees of the same level with similar responsibilities.

PAR Technology Corporation	22	2025 Proxy Statement

Security Ownership of Certain Beneficial Owners and Management
Stock Ownership of Directors, Director Nominees and Officers
The shares of PAR common stock beneficially owned by our directors, director nominees, named executive officers, directors and executive officers as a group, and the holders of more than 5% of PAR’s outstanding common stock as of April 9, 2025 is set forth below. On April 9, 2025, there were 40,497,502 shares of common stock outstanding. Under the rules of the SEC, a person’s beneficial ownership of PAR common stock includes shares of common stock as to which the person has sole or shared voting or dispositive power and shares as to which the person has the right to acquire within 60 days of determination, including through the exercise of stock options or the vesting/settlement of restricted stock units payable in shares of PAR common stock. Except as otherwise indicated, the information provided in the tables below is based on our records, information filed with the SEC, and information provided to PAR.
The following table sets forth the beneficial ownership of our common stock as of April 9, 2025 by all directors and director nominees, each of the named executive officers listed in the Summary Compensation Table, and our directors and executive officers as a group. Unless otherwise indicated, each person has sole voting and dispositive power with respect to the shares of common stock beneficially owned, subject to community property laws where applicable.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (%)

Directors and Director Nominees
Linda M. Crawford	5,380(1)	*%
Keith E. Pascal	14,529(1)	*%
Douglas G. Rauch	12,760(1)	*%
Cynthia A. Russo	48,720(1)	*%
Narinder Singh	14,289(1)	*%
Savneet Singh	See holdings below	See percent below
James C. Stoffel	28,460(1)	*%

PAR Technology Corporation	23	2025 Proxy Statement

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (%)

Named Executive Officers
Savneet Singh	1,164,380(2)	2.9%
Bryan A. Menar	106,051(3)	*%
Cathy A. King	93,782(4)	*%
Michael D. Nelson	4,388	*%
Raju Malhotra	24,960	*%
Current directors and executive officers as a group (9 persons)	1,488,351(5)	3.7%
*Less than 1%
1.Consists of 3,395 unvested restricted stock units that vest on the earlier of August 12, 2025 and the date of the Annual Meeting.
2.Includes 575,000 shares subject to a currently exercisable stock option or a stock option that will be exercisable within 60 days; and 179,955 shares are owned by SS2018 LLC, a Delaware limited liability company. 50% of the limited liability company interests of SS2018 LLC is held by an irrevocable trust with an independent trustee for which Mr. Singh's minor children are beneficiaries, and 50% is held by a separate irrevocable trust with an independent trustee for which Mr. Singh's spouse and minor children are beneficiaries. Mr. Singh disclaims beneficial ownership of the shares owned by the irrevocable trusts, except to the extent of his pecuniary interest therein.
3.Includes 34,570 shares subject to a currently exercisable stock option or a stock option that will be exercisable within 60 days.
4.Includes 29,530 shares subject to a currently exercisable stock option or a stock option that will be exercisable within 60 days.
5.Includes 639,100 shares subject to currently exercisable stock options or stock options that will be exercisable within 60 days and 20,370 unvested restricted stock units that vest on the earlier of August 12, 2025 and the date of the Annual Meeting.
Stock Ownership of Certain Beneficial Owners
The following table provides information regarding the beneficial ownership of each person known by us to beneficially own more than 5% of PAR common stock as of April 9, 2025 (percent of class is calculated based on the shares outstanding as of April 9, 2025).

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (%)

T. Rowe Price Investment Management, Inc. 101 E. Pratt Street Baltimore, MD 21201	3,732,164(1)	9.2%
ADW Capital Partners, L.P. 6431 Allison Road Miami Beach, FL 33141	2,597,229(2)	6.4%
Capital Research Global Investors 333 South Hope Street 55th Fl Los Angeles, CA 90071	2,462,202(3)	6.1%
BlackRock, Inc. 50 Hudson Yards New York, NY 10001	2,294,356(4)	5.7%

PAR Technology Corporation	24	2025 Proxy Statement

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (%)

The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	2,108,590(5)	5.2%
FMR LLC 245 Summer Street Boston, MA 02210	2,032,919(6)	5.0%
1.T. Rowe Price Investment Management, Inc. has sole voting power with respect to 3,726,847 shares and sole dispositive power with respect to 3,732,164 shares. This information has been obtained from a Schedule 13G/A filed by T. Rowe Price Investment Management, Inc. with the SEC on January 8, 2025.
2.ADW Capital Partners, L.P., ADW Capital Management, LLC, and Adam D. Wyden have shared voting power and shared dispositive power with respect to 2,597,229 shares. This information has been obtained from a Schedule 13G/A jointly filed by ADW Capital Partners, L.P., ADW Capital Management, LLC and Adam D. Wyden with the SEC on February 14, 2025. ADW Capital Partners, L.P. is the record and direct beneficial owners of the shares covered by the Schedule 13G/A.
3.Capital Research Global Investors has sole voting power and sole dispositive power with respect to 2,462,202 shares. This information has been obtained from a Schedule 13G/A filed by Capital Research Global Investors with the SEC on February 9, 2024.
4.BlackRock, Inc. has sole voting power with respect to 2,238,713 shares and sole dispositive power with respect to 2,294,356 shares. This information has been obtained from a Schedule 13G/A filed by BlackRock, Inc. with the SEC on January 25, 2024.
5.The Vanguard Group has shared voting power with respect to 21,119 shares, shared dispositive power with respect to 46,864 shares, and sole dispositive power with respect to 2,061,726 shares. This information has been obtained from a Schedule 13G/A filed by The Vanguard Group with the SEC on February 13, 2024.
6.FMR LLC has sole voting power with respect to 2,031,453 shares and sole dispositive power with respect to 2,032,919 shares. Abigail P. Johnson, a Director, the Chairman and the Chief Executive Officer of FMR LLC, has sole dispositive power with respect to 2,032,919 shares. This information has been obtained from a Schedule 13G jointly filed by FMR LLC and Abigail P. Johnson with the SEC on February 12, 2025.
Delinquent Section 16(a) Reports
Our directors and officers and the beneficial owners of more than ten percent (10%) of the Company’s common stock are required under the Exchange Act to file with the SEC reports of ownership and changes of ownership in the Company’s common stock.
Based solely on a review of Section 16 filings filed electronically with the SEC and, as applicable, written representations that no other reports were required, the Company believes that during the fiscal year ended December 31, 2024 our directors and officers and the beneficial owners of more than ten percent (10%) of the Company’s common stock filed the required reports under Section 16(a) of the Exchange Act on a timely basis, except Michael Steenberge, our Chief Accounting Officer, had one late filing to report one transaction. The late filing was the result of administrative error.

PAR Technology Corporation	25	2025 Proxy Statement

Director Compensation
2024 Director Compensation
Compensation for our non-employee directors in 2024 consisted of a mix of cash and equity. Directors who are also our employees do not earn any additional compensation for service as a director.
In June 2024, the Compensation Committee was provided with an analysis of non-employee director compensation, including a review of non-employee director compensation of the 2024 peer group of companies used to evaluate 2024 executive compensation and is described below in “Compensation Discussion and Analysis – Market Data and External Pay Considerations”.
Based on the Compensation Committee’s review of peer group compensation and other relevant market data, the Compensation Committee recommended to the Board of Directors, and the Board of Directors approved, to maintain the same non-employee director compensation for 2024 as for 2023, except for an increase to the cash compensation for the Chairman of the Board to align closer with market practices. For 2024, the non-employee director compensation consisted of the following:

Cash Retainers:	($)
Annual Cash Retainer	40,000
Annual Chairman Retainer	50,000
Audit Committee Retainers:
Chair	20,000
Non-Chair Member	10,000
Compensation Committee Retainers:
Chair	15,000
Non-Chair Member	7,500
Nominating and Corporate Governance Committee Retainers:
Chair	10,000
Non-Chair Member	5,000
Equity Retainer:
Annual Equity Grant (Grant Date Fair Value)	175,000
Cash retainers are paid to our non-employee directors quarterly in arrears. Our non-employee directors do not receive additional fees for Board or committee meeting attendance. However, we do reimburse our non-employee directors for reasonable expenses incurred to attend Board and committee meetings.

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For 2024, each non-employee director received an annual award of 3,395 restricted stock units (“RSUs”) having a grant date value of $175,000, which vest on the earlier of August 12, 2025 or the date of the Annual Meeting, subject to continued service through that date. The 2024 grants were made under the Amended and Restated PAR Technology Corporation 2015 Equity Incentive Plan (the “2015 Equity Incentive Plan”).
The 2024 compensation earned by or paid to our non-employee directors was as follows:

Name of Director	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)

Linda M. Crawford	51,538	174,978	226,516
Keith E. Pascal	40,000	174,978	214,978
Douglas G. Rauch	63,173	174,978	238,151
Cynthia A. Russo	69,615	174,978	244,593
Narinder Singh	52,500	174,978	227,478
James C. Stoffel	99,250	174,978	274,228
1.Compensation is prorated for the number of days served on the Board and, as applicable, service in any particular role or on any particular committee.
2.This column includes the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”) with respect to stock awards made to non-employee directors in 2024, calculated based on the closing price of our common stock on August 12, 2024 of $51.54. Each non-employee director had 3,395 unvested RSUs outstanding as of December 31, 2024.
Stock Ownership Guidelines for Non-Employee Directors
Our non-employee directors are required to hold shares of the Company’s common stock with a fair market value equal to three times the amount of the annual cash retainer payable to the non-employee director. All shares of common stock bought by a non-employee director or the director’s immediate family member residing in the same household, all shares held in trust for the benefit of a non-employee director or his or her family, and all shares granted under the 2015 Equity Incentive Plan count toward the satisfaction of these requirements. Each non-employee director is required to attain such ownership within five years of the later of, either: (a) the effective date of the policy (June 8, 2018) or (b) joining the Board. As of December 31, 2024, each of our non-employee directors satisfied these guidelines.

PAR Technology Corporation	27	2025 Proxy Statement

Compensation Discussion
and Analysis
This Compensation Discussion and Analysis describes our executive compensation for 2024, including the compensation of our named executive officers (“NEOs”), and illustrates the objectives, elements and philosophy of our executive compensation programs.
Our NEOs for 2024 were:

NEO	Title

Savneet Singh	Chief Executive Officer and President (“CEO”)*
Bryan A. Menar	Chief Financial Officer*
Cathy A. King	Chief Legal Officer and Corporate Secretary*
Michael D. Nelson	Former President, PAR Government Systems Corporation**
Raju Malhotra	Former Chief Product and Technology Officer***
*    Executive Officers: Savneet Singh, Bryan A. Menar, and Cathy A. King.
Information about Mr. Singh can be found under “Proposal 1. Election of Directors”.
Mr. Menar (age 49) has served as Chief Financial Officer since January 2017. Mr. Menar also served as the Company’s Chief Accounting Officer until March 1, 2023.
Ms. King (age 62) has served as Chief Legal Officer since February 2023 and Corporate Secretary since July 2016. From July 2016 to February 2023, Ms. King served as Vice President, General Counsel and Corporate Secretary.
**    Mr. Nelson’s employment terminated in June of 2024, in connection with the divestiture of PAR Government Systems Corporation.
***    Effective February 9, 2024, the position of Chief Product and Technology Officer was eliminated and Mr. Malhotra’s employment with the Company was terminated without cause.
Advisory Vote on Executive Compensation
At our 2024 annual meeting of shareholders, we submitted a proposal to our shareholders for a non-binding advisory vote to approve the compensation of our NEOs as disclosed in last year’s proxy statement. The proposal received a favorable vote from approximately 95.7% of the votes cast. We value the opinions expressed by shareholders in their say-on-pay vote and in the course of regular shareholder engagement meetings and calls, and our Compensation Committee considers this feedback in its evaluation of executive compensation decisions.

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Compensation Governance Best Practices
We are committed to strong governance practices with respect to our compensation programs. We believe that our practices are consistent with our emphasis on tying executive compensation to the achievement of short-term and long-term performance targets while discouraging excessive risk-taking. The following chart highlights some of our governance practices with respect to executive compensation:

What We Do

✓	Maintain formulaic annual performance-based incentives

✓	Maintain a robust clawback policy

✓	Work with an independent compensation consultant that only reports to the Compensation Committee

✓	Allocate time for executive sessions for the Compensation Committee without management present

✓	Maintain open lines of communication with shareholders

✓	Maintain significant stock ownership guidelines for executives

✓	Double trigger change-in-control provisions for equity awards

What We Do Not Do

X	No excise tax gross-ups upon a change-in-control

X	No hedging or speculative transactions are permitted by our employees, including our NEOs

X	No re-pricing of underwater stock options

X	No stock option grants with an exercise price less than fair market value on the grant date

X	No excessive perquisites to our employees, including our NEOs

PAR Technology Corporation	29	2025 Proxy Statement

Compensation Objectives
Our executive compensation programs are built to drive creation of shareholder value by linking company and individual performance. The 2024 executive compensation programs were designed to create incentives that are proportional to the financial returns that executives are able to deliver to shareholders through the achievement of short-term and long-term performance targets. To achieve this, we seek to achieve and maintain the following characteristics within our compensation programs:
•Pay-for-Performance. The majority of executive compensation is variable and comes from our performance-based short-term cash incentive (“STI”) and long-term equity incentive (“LTI”) programs. The STI and LTI programs are structured to create strong ties between compensation and performance. STI bonuses are tied to the achievement of performance targets linked to established financial measures and behaviors that reinforce our core values of urgency, ownership, delivering outcomes, never settling and winning together. LTI awards seek to incentivize the growth of shareholder value over time.
•Competitive Compensation. We provide compensation opportunities that are competitive with the compensation levels and practices of our peers. However, we do not target any specific percentile relative to the compensation of our peers or other market data. Instead, we seek to attract, retain, develop, and incentivize top performers in a highly competitive global market for talent by aligning their interests with the interests of our shareholders.
Process for Setting Executive Compensation
Role of the Compensation Committee and CEO
The Compensation Committee establishes and approves the annual compensation and pay elements of our NEOs and certain other senior officers. Our CEO partners with the Compensation Committee to set performance priorities, establish target compensation ranges, and assess the performance of our other NEOs (based on market data and other insight provided by our compensation consultant (described below)).
Our CEO does not make recommendations regarding his own compensation. At least annually, the Compensation Committee: reviews and approves corporate goals and objectives relevant to the compensation of our CEO; evaluates our CEO’s performance in light of those goals and objectives; and based on this evaluation, determines and approves our CEO’s compensation (including his cash and equity incentive components). In determining the incentive components of our CEO’s compensation, the Committee considers: the Company’s performance and relative shareholder return; the value of similar incentive awards to chief executive officers at comparable companies; awards that have been given historically to our CEO; and the recommendations of our compensation consultant (discussed below).
Role of the Compensation Consultant
The Compensation Committee continued to engage FW Cook as its independent compensation consultant to provide information and advice concerning executive compensation for 2024. FW Cook was asked to include an annual analysis of executive compensation compared to peer company practice and data. The Compensation Committee determined that FW Cook has the appropriate independence and necessary skills, knowledge, industry expertise, and experience to provide such services. FW Cook also had the necessary resources to provide a comprehensive approach to executive compensation analysis, planning, and strategy.

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During 2024, the Compensation Committee, in conjunction with FW Cook and management, assessed our compensation policies and practices. Our Board and our Compensation Committee aim to structure our executive and non-executive compensation programs to incentivize the creation and preservation of shareholder value and discourage excessive or unnecessary risk taking. Considerations in the compensation risk assessment included: the balance between short-term and long-term incentives; the diversity of metrics used to assess performance and payouts under our incentive programs; capped incentive award payout opportunities; and the scope of our Clawback and Forfeiture Policy.
Market Data and External Pay Considerations
In its oversight of the compensation practices for our CEO and other NEOs, the Compensation Committee reviews industry and peer compensation data specific to comparable technology companies to confirm that executive compensation is within an appropriate competitive range. The Compensation Committee considers this external pay comparison data as a market check on its compensation decisions but not for tying any component of our executive compensation to any specific level relative to our peers or other compensation data. The composition of the peer group is reviewed annually, with adjustments made as appropriate to maintain comparability and reflect any mergers, acquisitions or significant changes among the peer group companies.
With input from FW Cook, the Compensation Committee selected a peer group of 17 companies to guide its compensation decisions for 2024 executive compensation based primarily on maintaining a close balance of smaller and larger companies compared to the Company’s annual revenues and market capitalization. To achieve this goal, the Compensation Committee focused its search on peer group companies with the following characteristics (based on information available at the time of selection in September 2023):
•Software, internet and technology industries;
•Revenues (trailing four quarters) between $150 million and $1.0 billion; and
•Market capitalization between $500 million and $5 billion.
The Compensation Committee also considered FW Cook’s assessment of the strength of comparability relative to a variety of business characteristics, including headcount, operating cash flow, revenue growth, product offerings, end markets, and length of time since initial public offering.
Four companies that were in the 2023 peer group were not included in the 2024 peer group, ChannelAdvisor Corporation, EVO Payments, Inc., and Sumo Logic, Inc., because they were acquired, and Upland Software, Inc., because its market capitalization fell below the desired range; Agilysys Inc., Consensus Cloud Solutions, Inc., Model N., Inc. and OneSpan Inc. were added as peer group companies. The added peer group companies had trailing four quarter revenues ranging from $198 million to $365 million and market capitalizations (on June 30, 2023) between $593 million to $1.35 billion. The following companies constitute our 2024 peer group:

2024 Peer Group

Agilysys Inc.	Alteryx, Inc.	Big Commerce Holdings, Inc.
Consensus Cloud Solutions, Inc.	Domo, Inc.	E2open Parent Holdings, Inc.
Everbridge, Inc.	Fastly, Inc.	Flywire Corporation
Harmonic, Inc.	Model N, Inc.	Olo, Inc.
OneSpan Inc.	PagerDuty, Inc.	PROS Holdings, Inc.
SPS Commerce Inc.	Zuora, Inc.

PAR Technology Corporation	31	2025 Proxy Statement

With input from FW Cook, the Compensation Committee selected a peer group of 20 companies in September 2024 to guide its executive compensation decisions moving forward, based primarily on maintaining a close balance of smaller and larger companies compared to the Company’s annual revenues and market capitalization.
Ten companies that were in the 2024 peer group were not included in the 2025 peer group, Alteryx, Inc., Everbridge, Inc. and Model N, Inc. were excluded because they were acquired and the other seven were excluded because their market capitalizations fell below the Committee’s desired market capitalization range; thirteen companies were added as peer group companies. The added peer group companies had trailing four quarter revenues ranging from $308 million to $915 million and market capitalizations (on August 30, 2024) between $1.67 billion to $4.47 billion. The adjusted peer group resulted in the Company’s projected 2024 revenue and market capitalization on August 30, 2024 being at the median of the updated peer group.

2025 Peer Group

Agilysys Inc.	AvidXchange Holdings, Inc.^	E2open Parent Holdings, Inc.
EverCommerce Inc. ^	Fastly, Inc.	Flywire Corporation
Jamf Holding Corporation^	JFrog Limited^	LiveRamp Holdings, Inc.^
MeridianLink, Inc.^	N-able, Inc.^	nCino, Inc.^
PagerDuty, Inc.	Progress Software Corporation^	PROS Holdings, Inc.
Q2 Holdings, Inc.^	Sprout Social, Inc.^	Verint Systems Inc.^
Workiva, Inc.^	Zuora Inc.
^ New peers added at September 2024 Compensation Committee meeting.
Executive Compensation
2024 Executive Compensation Programs
The Compensation Committee’s actions with respect to our executive compensation programs reflect a deliberative process intended to ensure that the objectives of our compensation programs are based on pay-for-performance principles and designed to attract, retain, and reward top performers within competitive compensation ranges. Decisions regarding 2024 NEO compensation included consideration of each of our NEO’s individual experience, expertise, skills, responsibilities, commitment, and current and anticipated sustained contributions to the Company’s corporate goals and objectives. The 2024 NEO compensation decisions also considered prior annual compensation adjustments, prior award accumulation, contractual commitments (if any), and the competitiveness of our 2024 NEO compensation relative to market data.

PAR Technology Corporation	32	2025 Proxy Statement

Base Salary
The Compensation Committee chose not to increase any of the NEOs’ base salaries in 2024 because the Compensation Committee determined that such salary levels were at a competitive level and fairly match each NEO’s experience, performance, duties and responsibilities. In making these decisions, the Compensation Committee considered (i) the salary amount relative to peer group data, and (ii) its subjective assessment of the NEOs’ performance, experience, and breadth of responsibilities. The following sets forth each NEO’s base salary for 2024. Each of Mr. Nelson’s and Mr. Malhotra’s 2024 base salary reflects the annualized base salary in effect prior to their respective terminations of employment.

NEO	2023 Base Salary ($)	2024 Base Salary ($)	% Increase

Savneet Singh	620,000	620,000	—%
Bryan A. Menar	416,000	416,000	—%
Cathy A. King	416,000	416,000	—%
Michael D. Nelson	338,000	338,000	—%
Raju Malhotra	416,000	416,000	—%
Short-Term Incentive Compensation
Each NEO is eligible to receive short-term incentive (“STI”) compensation, with annual target awards established by the Compensation Committee at levels intended to provide a competitive short-term incentive opportunity. For 2024, the Compensation Committee determined not to increase the STI target opportunity for any NEOs. In making these decisions, the Compensation Committee considered (i) the total amount of short-term compensation relative to peer group data, and (ii) its subjective assessment of the NEO’s performance, experience and breadth of responsibilities. The following sets forth each NEO’s annual STI target for 2024, which were consistent with STI targets for 2023, other than for Mr. Malhotra (whose employment terminated prior to the establishment of the 2024 STI program and target opportunities):

NEO	2023 STI target as (% of Base Salary)	2024 STI target as (% of Base Salary)	% Increase

Savneet Singh	100	100	—%
Bryan A. Menar	65	65	—%
Cathy A. King	50	50	—%
Michael D. Nelson	40	40	—%

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The Compensation Committee selected management performance measures for the 2024 STI program that aligned with the Company’s corporate goals and objectives, focusing on what the Compensation Committee believed to be the most impactful drivers of shareholder return. The following served as the foundation for measuring our NEOs’ performance in 2024, which remained the same as the measures used for our 2023 STI program:

Financial Measure	Rationale	Weighting

Annual Recurring Revenue (ARR)(1)	A key performance indicator that enables the measurement of the financial progress of the Company.	50% (Mr. Singh, Mr. Menar & Ms. King)

Non-GAAP Adjusted EBITDA (Total Company)(2)	Used to measure the core business operating results and profitability of the total Company.	50% (Mr. Singh)

Non-GAAP Adjusted EBITDA (R/R Segment)(3)	Used to measure the core business operating results and profitability of the Company’s restaurant/retail segment.	50% (Mr. Menar & Ms. King)

Government Segment Net Income Before Taxes	Used to measure the operating profitability of PAR Government Systems Corporation.	100% (Mr. Nelson)

1.ARR is the annualized recurring revenue from our subscription services, which includes subscription fees for our Software as a Service (“SaaS”) solutions, related support, and transaction-based fees for payment processing services. We calculate ARR by annualizing the monthly recurring revenue for all active sites as of the last day of each month for the respective reporting period, adjusted to exclude ARR that may not be indicative of management’s performance.
2.Non-GAAP Adjusted EBITDA (Total Company) is the net loss before income taxes, interest expense and depreciation and amortization of the total Company, as adjusted to exclude certain non-cash and non-recurring charges, such as stock-based compensation, acquisition expenses, certain pending litigation expenses and other extraordinary business items that may not be indicative of management’s performance.
3.Non-GAAP Adjusted EBITDA (R/R Segment) is the net loss before income taxes, interest expense and depreciation and amortization of the Company’s Restaurant/Retail segment, as adjusted to exclude certain non-cash and non-recurring charges, such as stock-based compensation, acquisition expenses, certain pending litigation expenses and extraordinary business items that may not be indicative of management’s performance.
At the beginning of 2024, the Compensation Committee reviewed the Company’s annual operating plan, selected financial measures and set STI performance targets. Following the end of 2024, the Compensation Committee determined management’s level of achievement measured against the established STI performance targets.
The following tables set forth the 2024 STI performance targets for the NEOs (other than Mr. Nelson who did not receive an STI award in 2024 following the termination of his employment in June 2024), actual results of the selected financial measures, and payout percentages (as a percentage of the NEO’s base salary). Failure to achieve the threshold performance level results in no STI payout, and there is no additional STI payout for achievement in excess of the maximum performance level. For performance between the threshold and target performance levels or between the target and maximum performance levels, the STI payout percentage is interpolated between the levels on a straight-line basis. The 2024 STI performance targets presented reflect increased ARR and Non-GAAP Adjusted EBITDA targets to take into account the impact of the Company’s acquisition of Stuzo LLC in March 2024 and the divestiture of PAR Government Systems Corporation and Rome Research Corporation at the end of the 2024 second quarter on these performance measures; these transactions were not considered by the Compensation Committee when it established the 2024 STI performance targets at the beginning of the year. The Compensation Committee determined in September 2024 that the adjustments to the STI performance targets were necessary to ensure that the performance measurements remained challenging, yet achievable with exceptional performance.

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Mr. Singh

	Threshold (50% Payout)	Target (100% Payout)	Maximum (200% Payout)	2024 Actual Results	Relative Weight	Weighted Payout

ARR (1)	$190.5 million	$211.7 million	$254.0 million	$212.2 million	50%	51%
Non-GAAP Adjusted EBITDA (Total Company) (2)	($20.2) million	($18.4) million	($12.3) million	($10.4) million	50%	100%
Combined Payout						151%
1.    Prior to adjustment, the ARR target was $164.8 million. Absent the adjustment, ARR performance would have resulted in a maximum payout of 200%.
2.    Prior to adjustment, the Non-GAAP Adjusted EBITDA (Total Company) target was ($28.6 million). Absent the adjustment, Non-GAAP Adjusted EBITDA performance would have resulted in a maximum payout of 200%.
Mr. Menar & Ms. King

Performance Goal	Threshold (50% Payout)	Target (100% Payout)	Maximum (200% Payout)	2024 Actual Results	Relative Weight	Weighted Payout

ARR (1)	$190.5 million	$211.7 million	$254.0 million	$212.2 million	50%	51%
Non-GAAP Adjusted EBITDA (R/R Segment) (2)	($24.8) million	($22.5) million	($15.0) million)	($14.4) million	50%	100%
Combined Payout						151%
1.    Prior to adjustment, the ARR target was $164.8 million. Absent the adjustment, ARR performance would have resulted in a maximum payout of 200%.
2.    Prior to adjustment, the Non-GAAP Adjusted EBITDA (R/R Segment) target was ($32.7 million). Absent the adjustment, Non-GAAP Adjusted EBITDA performance would have resulted in a maximum payout of 200%.
For 2024, the payout of STI awards to our NEOs was determined by multiplying their respective annual STI target opportunities by the payout percentages shown above. As a result of his separation in June 2024, Mr. Nelson was not eligible to receive a STI payment for 2024. Accordingly, the following NEOs earned the STI payouts below:

NEO	2024 STI Target ($)	2024 STI Payout (%)	2024STI Payment ($)

Savneet Singh	620,000	150.6%	933,910
Bryan A. Menar	270,000	150.5%	407,078
Cathy King	208,000	150.5%	313,137

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Long-Term Incentive Compensation
We grant equity awards under the 2015 Equity Incentive Plan to our NEOs to align their interests with our shareholders, incentivize retention, and drive long-term performance. For 2024, we generally maintained the same LTI program as used for 2023 and granted LTI awards in the form of (i) 40% time-vesting RSUs and 60% performance-vesting RSUs (“PRSUs”) to our CEO under the ongoing program, and (ii) 100% time-vesting RSUs to our other NEOs. The number of shares of our common stock subject to a LTI award is generally determined based on the LTI target amount and the closing price of our common stock on the date of grant.
The following table reflects the LTI awards granted to our NEOs in March 2024:

NEO	Time Vesting RSUs ($) (1)	Time Vesting RSUs (#)	Performance Vesting RSUs ($) (1)	Performance Vesting RSUs (#)

Savneet Singh (2)	2,880,000	65,723	4,320,000	138,306
Bryan A. Menar	1,000,000	22,820	—	—
Cathy King	800,000	18,256	—	—
Michael D. Nelson	95,000	2,167	—	—
1.    The award values in this table differ slightly from the grant date fair values of the awards reported in the Summary Compensation Table and the Grants of Plan-Based Awards table. The award values in this table represent the values targeted by the Compensation Committee while the grant date fair value of each award reported in the Summary Compensation Table and the Grants of Plan-Based Awards table is the award value for accounting purposes, which is based on the Monte Carlo valuation model for PRSUs.
2.    This excludes the CEO’s 2024 recognition grant, which had a $4.5 million grant value and was awarded outside of the Company’s annual LTI program as described below.

2024 Time-Based RSU Awards
Time-vesting RSUs granted to our NEOs pursuant to the annual LTI program in 2024 vest ratably in one-third increments on each of March 1, 2025, March 1, 2026 and March 1, 2027, subject to the NEOs’ continued employment through the applicable vesting dates.
CEO 2024 PRSU Award
To closely align our CEO’s compensation with the interests of our shareholders and the Company’s business strategy, 60% of the CEO’s 2024 LTI award was granted as PRSUs. The PRSUs are eligible to vest in tranches over a three-year overall performance period containing three equally weighted one-year, two-year, and three-year measurement periods beginning on January 1, 2024 and ending on each of December 31, 2024, December 31, 2025 and December 31, 2026. PRSUs are earned based on our relative TSR compared to the Information Technology sector of the Russell 2000 Index companies, requiring continued TSR success over short- and long-term measurement periods.
TSR for purposes of the 2024 PRSU award is calculated using (i) the average closing stock price of the Company’s common stock and each company in the TSR comparison group over the 20 trading days ending January 1, 2024 as the beginning average share price, and (ii) the average closing stock price of the Company’s common stock and each company in the TSR comparison group over the 20 trading days ending December 31 of the end of the applicable measurement period as the ending average share price. To the extent dividends are paid by a company in the peer group during the measurement period, that company’s cumulative TSR calculation assumes reinvestment of such dividends in additional shares of the issuing company’s common stock on the ex-dividend date.

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The following table illustrates the relationship between relative TSR achievement and the percentage of shares eligible to be earned under the 2024 PRSUs. Results between threshold and target and target and maximum performance will be linearly interpolated.

Performance Level	Relative TSR Ranking	Percentage of Target PRSUs Earned

Below Threshold	Below 25th Percentile	0%
Threshold	25th Percentile	50%
Target	50th Percentile	100%
Maximum	75th Percentile	200%
Achievement of Tranche 1 of the 2024 PRSU Award
As noted above, the first performance period of the 2024 PRSUs ended on December 31, 2024. The Compensation Committee determined that the Company achieved a relative TSR rank in the 89th percentile, resulting in 200% of the first tranche of the 2024 PRSUs becoming earned, or 65,722 PRSUs, which vested upon the Compensation Committee’s certification of performance.
Achievement of Tranche 2 of the 2023 PRSU Award
The 2023 PRSUs granted to the CEO contained the same structure as the 2024 PRSUs described above and the second performance period of the 2023 PRSUs also ended on December 31, 2024 (covering the period from January 1, 2023 through December 31, 2024). The Compensation Committee determined that the Company achieved a relative TSR rank in the 90th percentile, resulting in 200% of the second tranche of the 2023 PRSUs becoming earned, or 72,584 PRSUs, which vested upon the Compensation Committee’s certification of performance.
CEO 2024 Recognition Grant
In late 2024, the Compensation Committee decided to recognize Mr. Singh’s exceptional leadership and performance throughout 2024. In its evaluation of Mr. Singh’s compensation, the Committee identified a significant deviation between the compensation benchmarks attributable to the 2024 peer group, which the Committee referenced when it established Mr. Singh’s 2024 compensation, and the compensation benchmarks attributable to the 2025 peer group selected by the Committee in September 2024. Specifically, the RSU portion of Mr. Singh’s February 2024 equity awards, which at the time of the award was in the 40th percentile of RSU grant values relative to the 2024 peer group, benchmarked at the 25th percentile of RSU grant values when compared to the 2025 peer group. In consideration of this information and the Committee’s decision to recognize Mr. Singh’s exceptional leadership and performance, the Compensation Committee determined that an additional RSU award, with back-loaded vesting, was appropriate to address the market gap in RSU grant value and properly recognized Mr. Singh for his outstanding leadership and performance in 2024, including the acquisitions of Stuzo LLC and TASK Group Holdings Ltd., the divestiture of PAR Government Systems Corporation and Rome Research Corporation, securing a $90.0 million credit facility, and the refinancing of a portion of the Company’s 2026 convertible notes. Accordingly, on December 30, 2024, the Compensation Committee approved a recognition grant to the CEO of 61,282 time-vesting RSUs, with a $4.5 million grant date value, which will vest 15% on January 1, 2026, 15% on January 1, 2027, and 70% on January 1, 2028, respectively, subject to Mr. Singh’s continued employment. The back-loaded vesting structure of this equity award is intended to incentivize retention in a shareholder-aligned manner.

PAR Technology Corporation	37	2025 Proxy Statement

Benefits
Our NEOs are eligible to participate in the same benefit plan programs as all other Company employees, including: medical insurance; dental insurance; vision insurance; group life insurance; voluntary benefits; short-term disability coverage; long-term disability coverage; partial reimbursement of health club/gym membership fees; the Company’s 401(k) retirement plan (“retirement plan”); and our employee stock purchase plan.
Our retirement plan allows U.S. employees that meet eligibility requirements to contribute pre-tax (401(k)) or post-tax (Roth 401(k)) earnings up to the applicable annual IRS limits. Except for certain excluded employees of PAR Government Systems Corporation, the Company matches 50% of each participating eligible employee’s annual contributions to the retirement plan, up to 6% of such employee’s compensation for such fiscal year. Company matching contributions are subject to a three-year vesting period. The retirement plan also has a deferred profit-sharing component. Contributions to the profit-sharing component of the retirement plan are made at the discretion of the Board. No profit-sharing contributions were made to the plan in 2024.
Deferred Compensation Plan
While we do sponsor a non-qualified deferred compensation plan for a select group of highly compensated employees, no NEOs participate in the plan.
Other Compensation-Related Policies
Clawback and Forfeiture Policy
Our Clawback and Forfeiture Policy provides for the recoupment of erroneously awarded cash and equity incentive compensation paid to the Company’s executive officers, including the NEOs, Section 16 officers and any other officers designated by the Board (“Covered Officers”) in the event the Company is required to prepare an accounting restatement of its financial statements due to the Company’s material noncompliance with any financial reporting requirement under the securities laws. The Clawback and Forfeiture Policy is intended to comply with, and shall be interpreted and administered consistent with, Rule 10D-1 of the Exchange Act and NYSE 303A.14. Further, the Clawback and Forfeiture Policy permits the Compensation Committee to recover time-based and performance-based incentive compensation in the event a Covered Person engages in injurious conduct, including gross or intentional misconduct, embezzlement, theft, fraud or a breach of a fiduciary duty.
Stock Ownership Guidelines
To strengthen the alignment of our executive officers’ interests with those of our shareholders, the Company has established stock ownership guidelines mandating that executive officers (including our NEOs) and other officers identified by the Compensation Committee own an amount of the Company’s common stock valued as a multiple of his or her annual base salary, as outlined in the table below, within five years of becoming subject to the guidelines.

Position	Guideline

CEO	6x Base Salary
Other Officers	1x Base Salary
The Compensation Committee assesses the stock ownership of officers on an annual basis. Until the officer satisfies the applicable guideline, the officer must retain at least 50% of the net after tax shares of stock acquired upon the vesting of any incentive equity awards granted by the Company. Each NEO who was employed as of the last measurement date had achieved compliance with the necessary ownership requirement.

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Mr. Singh’s Employment Agreement
We have an amended and restated employment letter with Mr. Singh (the “Employment Letter”) that set forth the terms of his employment, including initial base salary, eligibility for short- and long-term incentive compensation, severance entitlements (described further in Potential Payments Upon Termination or Change of Control below), and certain restrictive covenants. Additionally, the Employment Letter provides for a Company-paid long-term disability (“LTD”) policy payable in the amount of 60% of his base salary, which payment is reduced by payments made to Mr. Singh under the Company’s LTD plan, and a Company-paid life insurance policy in the amount of $5,000,000. In March 2024, we entered into an amendment to the Employment Letter which discontinued our payments for life insurance policy premiums and decreased our payment of his annual physical and medical examination from $15,000 to $2,000.
Equity Grant Timing
We maintain an Equity Grant Policy which was amended in October 2024. Under the Equity Grant Policy, as amended, annual equity awards and out-of-cycle equity awards to employees, including to our NEOs, are granted on the second full NYSE trading day following the Company’s filing of its annual report on Form 10-K or quarterly report on Form 10-Q, as applicable, following the date of approval of such awards. Annual equity awards to non-employee directors are granted in conjunction with the annual meeting of shareholders unless such meeting is not during an open trading window, in which case they will be granted on the second full NYSE trading day following the Company’s filing of its next annual report on Form 10-K or quarterly report on Form 10-Q, as applicable, under the Equity Grant Policy, as amended. During 2024, the Compensation Committee did not take into account any material nonpublic information when determining the terms of equity incentive awards; however, the annual grants to non-employee directors were delayed to avoid such grants being made during an event specific closed trading window in accordance with the Equity Grant Policy. During 2024, we did not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation, and we did not grant any stock options or stock appreciation rights.
Compensation Committee Report
The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis section of this proxy statement. Based on such review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference in the Annual Report on Form 10-K of PAR Technology Corporation for the fiscal year ended on December 31, 2024.
Compensation Committee
Linda M. Crawford (Chair)
Cynthia A. Russo
Narinder Singh
James C. Stoffel

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Executive
Compensation Tables
Summary Compensation Table
The following table provides certain summary information concerning the compensation earned for the years ended December 31, 2024, 2023, and 2022 by our NEOs.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non- Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)

Savneet Singh CEO and President	2024	620,000	—	13,841,184	—	933,910	11,828	15,406,922
	2023	620,000	—	8,555,929	—	463,140	18,559	9,657,628
	2022	611,346	—	766,800	—	750,200	26,753	2,155,099
Bryan A. Menar Chief Financial Officer	2024	416,000	—	999,972	—	407,078	11,160	1,834,210
	2023	412,923	—	599,985	—	217,942	10,710	1,241,560
	2022	379,713	—	468,515	—	242,000	10,231	1,100,459
Cathy A. King Chief Legal Officer and Corporate Secretary	2024	416,000		799,978	—	313,137	13,914	1,543,029
	2023	412,923	—	599,985	—	167,648	13,464	1,194,020
	2022	377,615	—	518,510	—	242,000	11,692	1,149,817
Michael D. Nelson Former President, PAR Government	2024	205,400	—	280,201	—	—	5,444	491,045
	2023	335,500	14,292	84,965	—	159,401	11,142	605,300
	2022	325,000	13,910	64,986	—	143,130	10,446	557,472
Raju Malhotra Chief Product and Technology Officer	2024	202,667	—	25,295	165,036	—	143,355	536,353
	2023	412,923	—	1,499,998	—	293,384	7,546	2,213,851
	2022	400,000	250,000	1,499,976	—	423,500	9,960	2,583,436
1.Amounts shown represent, as applicable, the grant date fair values computed in accordance with FASB ASC Topic 718 of (i) time-vesting RSUs calculated based on the closing price of our common stock ($43.82 for February 29, 2024, and $73.43 for December 30, 2024) and (ii) PRSUs calculated using a Monte Carlo simulation including the following assumptions: (a) grant date stock price of $43.82, (b) simulation term of 2.84 years, (c) volatility of 54.88% (d) a dividend yield of 0.00%, and (e) a risk free investment rate of 4.41%. If maximum performance were assumed, the PRSUs granted to Mr. Singh in 2024 would have had a value of $8,639,989. For Mr. Nelson, amounts in this column also include the incremental value of the accelerated vesting of outstanding RSUs in connection with the divestiture of PAR Government Systems Corporation (see “Grants of Plan-Based Awards” below for additional information). For Mr. Malhotra, amounts in this column also include the incremental value of the continued vesting of outstanding RSUs upon his termination without cause by the Company (see “Grants of Plan-Based Awards” below for additional information).

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2.Amounts in this column for Mr. Malhotra include the incremental value of the continued vesting of outstanding stock options upon his termination without cause by the Company (see “Grants of Plan-Based Awards” below for additional information).
3.Amounts shown for 2024 represent the STI bonuses earned for 2024 by our NEOs. See “Compensation Discussion and Analysis—2024 Executive Compensation Program—Short-Term Incentive Compensation” for additional information about the STI bonuses for 2024.
4.Amounts shown for 2024 represent 401(k) employer matching contributions ($10,350 – Mr. Singh, $10,350 – Mr. Menar, $10,350 – Ms. King, $4,680 – Mr. Nelson, and $960 – Mr. Malhotra) and the Company’s payment of premiums on term life insurance ($938 company paid and $540 group policy - Mr. Singh, $810 – Mr. Menar, $3,564 – Ms. King, $764 – Mr. Nelson, and $239 – Mr. Malhotra). For Mr. Malhotra, amounts also include severance payments paid upon his termination without cause by the Company consisting of: (i) $138,667 in cash severance representing four months of his base salary and (ii) $3,489 representing the employer’s portion of his COBRA medical coverage for two months.

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Grants of Plan-Based Awards
The following table provides information regarding the grant of plan-based awards to our NEOs in 2024.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)(2)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(3)
Name	Grant Date	Approval Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Savneet Singh			310,000	620,000	1,240,000	—	—	—	—	—	—	—
	2/29/24	2/8/24	—	—	—	—	—	—	65,723	—	—	2,879,982
	2/29/24(4)	2/8/24	—	—	—	49,293	98,585	197,170	—	—	—	6,461,265
	12/30/24	12/30/24	—	—	—	—	—	—	61,282	—	—	4,499,937
Bryan A. Menar			135,200	270,400	540,800	—	—	—	—	—	—	—
	2/29/24	2/8/24	—	—	—	—	—	—	22,820	—	—	999,972
Cathy A. King			104,000	208,000	416,000	—	—	—	—	—	—	—
	2/29/24	2/8/24	—	—	—	—	—	—	18,256	—	—	799,978
Michael D. Nelson			67,600	135,200	270,400	—	—	—	—	—	—	—
	2/29/24	2/8/24	—	—	—	—	—	—	2,167	—	—	94,958
	6/7/24(5)	6/6/24	—	—	—	—	—	—	4,314	—	—	185,243
Raju Malhotra(6)	2/9/24	2/8/24	—	—	—	—	—	—	—	2,360	9.94	100,683
	2/9/24	2/8/24	—	—	—	—	—	—	—	1,681	9.94	64,353
	2/9/24	2/8/24	—	—	—	—	—	—	526	—	—	25,295
1.Reflects NEOs’ 2024 STI awards. The threshold and maximum payouts for 2024 were 50% and 200% of the target award, respectively, if the corresponding performance goals are achieved.
2.Represents time-vesting RSUs that vest ratably in one-third increments on March 1, 2025, March 1, 2026 and March 1, 2027, subject to continued employment through the applicable vesting dates, with the exception of time-vesting RSUs granted to Mr. Singh on December 30, 2024, which vest 15%, 15% and 70% on January 1, 2026, January 1, 2027 and January 1, 2028, respectively, subject to Mr. Singh’s continued service.
3.Amounts reflect the aggregate grant date fair value of the equity awards computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures for tax withholding purposes. For each NEO, the grant date fair value of time-vesting RSUs reflects the market value of the shares underlying each time-vesting RSU award based on the closing price of our common stock on the grant date ($43.82 for February 29, 2024, and $73.43 for December 30, 2024).
4.Represents PRSUs granted to Mr. Singh that are eligible to vest based on the extent of achievement of performance targets for the applicable performance period ranging from January 1, 2024 through December 31, 2026 (as discussed above in “Compensation Discussion and Analysis—2024 Executive Compensation Program—Long-Term Incentive Compensation”) and subject to Mr. Singh’s continued service.

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5.On June 6, 2024, the Board approved the acceleration of Mr. Nelson’s outstanding RSUs to be effective upon the divestiture of PAR Government Systems Corporation. This amount represents the incremental fair value determined accordance with FASB ASC 718 as of June 7, 2024 in connection with the modification of such awards, calculated based on the closing price of our common stock on such date of $42.94.
6.The Company provided for the continued vesting of certain of Mr. Malhotra’s outstanding RSUs, and stock options in connection with his termination of employment without cause in consideration for a release of claims in favor of the Company. These amounts represent the incremental fair value determined in accordance with FASB ASC 718 as of February 9, 2024 in connection with the modification of such awards, calculated based on (i) Black-Scholes value of $48.09 per share on such date for 2,360 stock options, (ii) a Black-Scholes value of $38.28 per share on such date for 1,681 stock options and (iii) the closing price of our common stock on such date of $48.09 for the RSUs.

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Outstanding Equity Awards at Fiscal Year-End
The following table provides information regarding stock options, RSUs and PRSUs held by our NEOs as of December 31, 2024.

Name	Option Awards				Stock Awards
	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Awards: Market Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)

Savneet Singh	575,000	—	12.64	03/17/30	72,584(2)	5,274,679	72,586(3)	5,274,825
	—	—	—	—	65,722(4)	4,776,018	131,448(5)	9,552,326
	—	—	—	—	6,667(6)	484,491	—	—
	—	—	—	—	48,390(7)	3,516,501	—	—
	—	—	—	—	65,723(8)	4,776,090	—	—
	—	—	—	—	61,282(10)	4,453,363	—	—
Bryan A. Menar	26,000	—	8.82	12/08/27	4,074(6)	296,058	—	—
	3,188	—	22.18	08/13/28	11,167(9)	811,506	—	—
	5,382	—	24.87	08/08/29	22,820(8)	1,658,329	—	—
Cathy A. King	20,000	—	5.12	07/29/26	4,508(6)	327,596	—	—
	3,188	—	22.18	08/13/28	11,167(9)	811,506	—	—
	5,382	—	24.87	08/08/29	18,256(8)	1,326,664	—	—
	960	—	35.17	08/11/30	—	—	—	—
Michael D. Nelson	—	—	—	—	—	—	—	—
Raju Malhotra	—	—	—	—	—	—	—	—
1.Amounts reflect the market value of the shares based on the closing price of our common stock on December 31, 2024 ($72.67).
2.A portion of the PRSUs granted on May 15, 2023 which were eligible to vest based on relative TSR performance during the second performance period of such award from January 1, 2023 through December 31, 2024. These PRSUs vested on March 1, 2025 following certification of performance for such period.
3.A portion of the PRSUs granted on May 15, 2023 based on maximum performance which are eligible to vest based on relative TSR performance during the third performance period of such award from January 1, 2023 through December 31, 2025. The earned PRSUs, if any, will vest on the first day of the last month of the fiscal quarter in which performance is certified following the end of the performance period.

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4.A portion of the PRSUs granted on February 29, 2024 which were eligible to vest based on relative TSR performance during the first performance period of such award from January 1, 2024 through December 31, 2024. These PRSUs vested on March 1, 2025 following certification of performance for such period.
5.A portion of the PRSUs granted on February 29, 2024 based on maximum performance which are eligible to vest based on relative TSR performance as to one-half during the second performance period of such award from January 1, 2024 through December 31, 2025 and as to one-half during the third performance period of such award from January 1, 2024 through December 31, 2026. The earned PRSUs, if any, will vest on the first day of the last month of the fiscal quarter in which performance is certified following the end of the applicable performance period.
6.Time-vesting RSUs granted on March 4, 2022. These RSUs vested on March 1, 2025.
7.Time-vesting RSUs granted on May 15, 2023. The RSUs vest ratably in one-third increments on March 1, 2024, March 1, 2025 and March 1, 2026, subject to continued employment through the applicable vesting dates.
8.Time-vesting RSUs granted on February 29, 2024. The RSUs vest ratably in one-third increments on March 1, 2025, March 1, 2026 and March 1, 2027, subject to continued employment through the applicable vesting dates.
9.Time-vesting RSUs granted on March 3, 2023. The RSUs vest ratably on March 1, 2025 and March 1, 2026, subject to continued employment through the applicable vesting dates.
10.Time-vesting RSUs granted on December 30, 2024. The RSUs vest 15% on each January 1, 2026 and January 1, 2027, and 70% on January 1, 2028, subject to continued employment through the applicable vesting dates.
Option Exercises and Stock Vested
The following table provides information regarding options exercised and RSUs and PRSUs that vested during 2024.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercises ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)

Savneet Singh	—	—	159,602	7,177,241
Bryan A. Menar	8,500	308,231	11,177	483,718
Cathy A. King	—	—	11,924	516,553
Michael D. Nelson	—	—	5,669	243,440
Raju Malhotra	92,709	3,124,247	27,425	1,177,904
1.Amounts reflect the market value of the shares based on the closing price of our common stock on the date of exercise, less the applicable exercise price, excluding the effect of any shares withheld for tax withholding purposes.
2.Amounts reflect the market value of the shares based on the closing price of our common stock on the date of vesting, excluding the effect of any shares withheld for tax withholding purposes.

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Potential Payments Upon Termination or Change of Control
The amounts in the following table generally estimate potential payments that would have been paid if an NEO’s employment terminated or a change of control occurred effective December 31, 2024, under each of the circumstances specified below. Messrs. Nelson and Malhotra are not included in the table below because their employments terminated during 2024. Additional information regarding their terminations are included under “NEO Separations” below.

Name	Cash Severance Payment ($)	Continuation of Medical/Welfare Benefit ($) (1)	Acceleration and Continuation of Equity Awards ($)(2)	Total Termination Benefits ($)

Savneet Singh(3)
Voluntary Termination or Resignation Without Good Reason	11,923	—	—	11,923
Without Cause or For Good Reason(4)	1,720,643	34,794	18,255,939	20,011,376
Without Cause or For Good Reason During Change of Control Protection Period(5)	1,875,643	41,753	18,255,939	20,173,335
Death(6)	1,445,643	—	18,255,939	19,701,582
Bryan A. Menar(7)
Voluntary Termination or Resignation Without Good Reason	8,000	—	—	8,000
Without Cause or For Good Reason	8,000	—	—	8,000
Without Cause During Change of Control Protection Period(8)	8,000	—	2,765,893	2,773,893
Death(9)(10)	924,000	—	2,765,893	3,689,893
Cathy A. King(11)
Voluntary Termination or Resignation Without Good Reason	8,000	—	—	8,000
Without Cause or For Good Reason	8,000	—	—	8,000
Without Cause During Change of Control Protection Period(12)	8,000	—	2,465,766	2,473,766
Death(9)(13)	508,000	—	2,465,766	2,973,766
1.Amounts reflect the present value of continued medical and welfare benefit plan participation based on rates as of January 1, 2025.
2.Amounts reflect the market value of the shares underlying equity awards based on the closing price of our common stock on December 31, 2024 ($72.67).
3.Mr. Singh’s potential termination payments are based on his Employment Letter. Upon termination of his employment for any reason, Mr. Singh would receive his accrued but unpaid base salary, accrued but unused vacation ($11,923), unreimbursed business expenses and nonforfeitable benefits under the terms of any welfare benefit plan or retirement benefit plan maintained by the Company. With the exception of a voluntary termination or resignation without good reason, Mr. Singh would receive the cash value of his STI payment for 2024 totaling $933,720. Any COBRA continuation of medical/welfare benefits for Mr. Singh includes the full value of medical, dental, and vision insurance (estimated at $2,320 per month).

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4.Upon a termination without cause or for good reason, Mr. Singh would receive 15 months of base salary severance; his earned, but unpaid STI bonus for 2024; and 15 months of COBRA continuation. In addition, Mr. Singh’s unvested RSUs would vest as if he remained employed for 15 months following termination, and his PRSUs that would have vested if he remained employed for 15 months following termination would remain eligible to vest based on the actual level of achievement during the performance period in which his employment was terminated. Payment of separation payments to Mr. Singh is subject to the Company’s receipt of a fully executed and effective release, continued compliance with their respective non-disclosure agreements and any post-employment covenants set forth in the Employment Letter.
5.Upon a termination without cause or for good reason during the change of control protection period (from the three months before to 13 months following the change in control), Mr. Singh would receive 18 months of severance; his earned, but unpaid STI bonus for 2024, and 18 months of COBRA continuation. In addition, Mr. Singh’s unvested RSUs would fully vest and Mr. Singh’s PRSUs (which would have converted into time-vesting RSUs upon the change in control) would vest.
6.Upon termination due to death or disability, Mr. Singh’s unvested time-vesting RSUs would vest on a prorated basis and a prorated portion of his PRSUs would remain eligible to vest based on actual performance.
7.Upon termination of his employment for any reason, Mr. Menar would receive his accrued but unpaid base salary, accrued but unused vacation ($8,000), unreimbursed business expenses and nonforfeitable benefits under the terms of any welfare benefit plan or retirement benefit plan maintained by the Company. Mr. Menar’s potential payments upon termination for acceleration and continuation of equity awards are based on the terms of the grant agreements covering his equity awards outstanding at termination.
8.Upon a change of control, a portion of Mr. Menar’s unvested time vesting restricted stock units would fully vest at a value of $1,107,563. Upon a termination without cause during a change of control protection period, a portion of Mr. Menar’s unvested time vesting restricted stock units at a value of $1,658,329 would also fully vest.
9.Our NEOs are insured for basic life insurance (premiums paid by the Company) in the amount of $500,000, which is the policy maximum. Mr. Menar is insured for supplemental life insurance (premiums paid by himself) in the amount of $416,000.
10.Upon a termination due to death, Mr. Menar’s unvested time-vesting RSUs would vest.
11.Upon termination of her employment for any reason, Ms. King would receive her accrued but unpaid base salary, accrued but unused vacation ($8,000), unreimbursed business expenses and nonforfeitable benefits under the terms of any welfare benefit plan or retirement benefit plan maintained by the Company. Ms. King’s potential payments upon termination are based on the terms of the grant agreements covering her equity awards outstanding at termination.
12.Upon a change of control, a portion of Ms. King’s unvested time vesting restricted stock units would fully vest at a value of $1,139,102. Upon a termination without cause during a change of control protection period, a portion of Ms. King’s unvested time vesting restricted stock units at a value of $1,326,664 would also fully vest.
13.Upon a termination due to death, Ms. King’s unvested time-vesting RSUs would vest.
NEO Separations
In connection with our divestiture of PAR Government Systems Corporation, Mr. Nelson’s employment terminated in June 2024. Other than the acceleration of his outstanding RSUs, Mr. Nelson did not receive any severance payments upon his termination.
Mr. Malhotra’s employment was terminated by the Company without cause effective February 9, 2024. In consideration for his execution and non-revocation of a release of claims in favor of the Company, Mr. Malhotra received the following separation payments and benefits: (i) severance payments equal to four months of his base salary and the Company’s payment of the employer’s portion of his COBRA medical coverage for two months, (ii) payment of his 2023 STI bonus based on actual performance, and (iii) continued vesting in (A) the portion of his RSUs otherwise scheduled to vest in early March 2024, and (B) the portion of his time-based stock options otherwise scheduled to vest in February 2024 and March 2024. The remainder of his unvested equity awards were forfeited upon his termination in accordance with the terms of the applicable award agreements.

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CEO Pay Ratio
As set forth in the Summary Compensation Table, our CEO’s annual total compensation for 2024 was $15,406,922. Our median employee’s annual total compensation for 2024 was $68,819 resulting in a CEO pay ratio of 224:1.
For purposes of determining the 2024 CEO pay ratio, our median employee for 2024 was identified using the following methodology and material assumptions, adjustments, and estimates:
•We identified the individuals employed by the Company and its consolidated subsidiaries as of December 31, 2024, including full-time, part-time, seasonal and temporary workers for a total of 1,312 employees (excluding the CEO).
•As permitted by the SEC rules, we did not include 212 employees of TASK Group Holdings Ltd. and its affiliated entities acquired in July 2024 and 82 employees of Delaget LLC acquired in December 2024.
•As permitted by the SEC rules, we excluded 69 employees located outside the United States from the 1,381 total employees (which excludes those employees noted above due to acquisitions). The countries in which such excluded employees are located are Serbia (52 employees), Spain (8 employees), United Arab Emirates (6 employees), and United Kingdom (3 employees).
•We annualized compensation for employees who were employed for less than the full fiscal year 2024.
•We reviewed the Company’s payroll records and ranked all included Company employees high to low based on their IRS Form W–2 Box 5 compensation (or country equivalent wages) as of December 31, 2024. For employees receiving their compensation in a currency other than USD, we converted their compensation into USD using the exchange rate as of December 31, 2024.
•We calculated the annual total compensation of our median employee for 2024 using the same rules that apply to reporting the annual total compensation of our NEOs, including our CEO, in the Summary Compensation Table.
The CEO pay ratio information is being provided for the purposes of compliance with the pay ratio disclosure requirement and is intended to be a reasonable estimate calculated in a manner consistent with the SEC rules. Neither the Company’s Compensation Committee nor the Company’s management used the CEO pay ratio in making compensation recommendations or decisions.
Given the different methodologies that various public companies use to determine their estimates of pay ratio, including the different assumptions, exclusions, estimates and methodologies allowed under the SEC rules, and differing employment and compensation practices among companies, our reported pay ratio may not be comparable to the pay ratio reported by other companies.

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Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K of the Exchange Act, we are providing the following information about the relationship between executive “compensation actually paid” and certain financial performance of the Company. For further information concerning the Company’s pay for performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to Compensation Discussion and Analysis above.

					Value of Initial Fixed $100 Investment Based On:
Year	Summary Compensation Table Total for the PEO ($)(1)(2)	Compensation Actually Paid to the PEO ($)(3)	Average Summary Compensation Table Total for the Non-PEO NEOs ($)(2)	Average Compensation Actually Paid to the Non-PEO NEOs ($)(3)	Total Shareholder Return ($)(4)	Peer Group Total Shareholder Return ($)(5)	Net Income (Loss) ($ in thousands)(6)	Non-GAAP Adjusted EBITDA ($ in thousands)(7)

2024	15,406,922	30,904,810	1,101,159	978,020	236.40	162.79	(4,987)	(6,350)
2023	9,657,628	15,184,662	1,310,110	1,858,109	141.64	131.92	(69,752)	(25,783)
2022	2,155,099	(7,771,695)	1,347,796	649,506	84.81	103.62	(69,319)	(18,845)
2021	1,124,454	1,928,070	516,345	1,617,502	171.67	162.45	(75,799)	(17,793)
2020	8,220,228	55,524,053	447,781	1,024,510	204.26	142.50	(36,562)	(12,453)
1.Savneet Singh served as the principal executive officer (“PEO”) of the Company for 2020, 2021, 2022, 2023, and 2024.
2.The dollar amounts reported as total compensation for the Company’s PEO and the average of the amounts reported for the Company’s other NEOs as a group (excluding the PEO) for each corresponding year are the amounts reported in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation – Executive Compensation Tables – 2024 Summary Compensation Table” of this Proxy Statement and the Company’s proxy statements for 2020, 2021, and 2022. The names of each of the NEOs (excluding the PEO) included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2024, 2023, and 2022, Bryan A. Menar, Cathy King, Raju Malhotra, and Michael Nelson; (ii) for 2021, Bryan A. Menar, Raju Malhotra, Michael Nelson, and Matthew R. Cicchinelli; and (iii) for 2020, Bryan A. Menar and Matthew R. Cicchinelli.
3.The dollar amounts reported as “compensation actually paid” to the PEO and the average amount reported as “compensation actually paid” to the NEOs as a group (excluding the PEO), are computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to such PEOs and NEOs during the applicable year. The valuation methodologies and assumptions used when calculating the equity values included in compensation actually paid are not materially different than those used when calculating the amounts included in the Summary Compensation Table. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to the PEOs’ total reported compensation and non-PEO NEOs’ average total reported compensation for each year to determine the compensation actually paid:

PAR Technology Corporation	49	2025 Proxy Statement

2024 Adjustments	PEO ($)	Average for Non-PEO NEOs ($)

Reported Summary Compensation Table Total	15,406,922	1,101,159
Less, value of Stock Awards and Option Awards reported in Summary Compensation Table	(13,841,184)	(567,621)
Plus, year-end fair value of outstanding and unvested equity awards granted during the year	22,827,604	746,249
Plus (less), change in fair value from prior year-end to fiscal year-end of outstanding and unvested equity awards granted during prior years	6,305,547	225,146
Plus, fair value as of vesting date of equity awards granted in fiscal year than vested during the fiscal year	—	23,263
Plus (less), change in fair value from prior year-end to vesting date of equity awards granted in prior years that vested during the year	205,921	(6,992)
Less, fair value as of prior year-end of equity awards granted in prior years that failed to meet vesting conditions during the fiscal year	—	(543,184)
Equals, Compensation Actually Paid	30,904,810	978,020
4.Cumulative TSR is calculated by dividing (a) the sum of (i) the cumulative amount of dividends on our common stock for the measurement period (if any), assuming dividend reinvestment, and (ii) the difference between the Company’s share price at the end and the beginning of the measurement period by (b) the Company’s share price at the beginning of the measurement period.
5.Represents the peer group TSR. The peer group used for this purpose is the Russell 2000 Technology Index.
6.The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.
7.The dollar amounts reported represent the amount of adjusted EBITDA reflected in the Company’s audited financial statements for the applicable year (see “Compensation Discussion and Analysis—2024 Executive Compensation Program—Short-Term Incentive Compensation” above for more information). For 2024, adjusted EBITDA excludes income from discontinued operations related to the divestiture of PAR Government Systems Corporation.
Description of Certain Relationships between Information Presented in the Pay Versus Performance Table
As described in more detail above in the Compensation Discussion and Analysis, our executive compensation programs reflect a variable pay-for-performance philosophy. While we use multiple performance measures to align executive compensation with our performance, all of those performance measures are not presented in the Pay Versus Performance table. Moreover, we generally seek to incentivize long-term term performance, and therefore do not specifically align our performance measures with compensation that is actually paid (as computed in accordance with SEC rules) for a particular year. In accordance with the SEC rules, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table.
Compensation actually paid is significantly influenced by changes in our stock price and has thus varied from year to year. In particular, compensation actually paid in 2024 was heavily influenced by our stock price increasing 69% from the beginning to the end of the year, which in turn had a meaningful positive impact on the value of our NEOs’ equity awards that year (including an increase of the estimated earn out level of in-progress relative TSR PRSUs).

PAR Technology Corporation	50	2025 Proxy Statement

PAR & Peer TSR vs. Compensation Actually Paid
Compensation Actually Paid ($M)
Value of $100 Investment from 12/31/2019
$60
$50
$40
$30
$20
$10
$0
$(10)
$(20)
$250
$200
$150
$100
$50
$0
$55.52
$1.02
$204.26
$142.50
$1.93
$1.62
$171.67
$162.45
$(7.77)
$0.65
$103.62
$84.81
$15.18
$1.86
$141.64
$131.92
$30.90
$0.98
$236.40
$162.79
FY 2020
FY 2021
FY 2022
FY 2023
FY 2024
PEO CAP
Average Non-PEO NEO CAP ($M)
PAR TSR
Russell 2000 Technology Index TSR

PAR Technology Net Income vs. Compensation Actually Paid
Compensation Actually Paid ($M)
Net Income ($M)
$60
$50
$40
$30
$20
$10
$0
$(10)
$(20)
$10
$0
$(10)
$(20)
$(30)
$(40)
$(50)
$(60)
$(70)
$(80)
$55.52
$1.02
$1.93
$1.62
$(7.77)
$0.65
$15.18
$1.86
$30.90
$0.98
$(36.56)
$(75.80)
$(69.32)
$(69.75)
$(4.99)
FY 2020
FY 2021
FY 2022
FY 2023
FY 2024
PEO CAP
Average Non-PEO NEO CAP ($M)
Net Income ($M)

PAR Technology Corporation	51	2025 Proxy Statement

PAR Technology Adjusted EBITDA vs. Compensation Actually Paid
Compensation Actually Paid ($M)
Adjusted EBITDA ($M)
$60
$50
$40
$30
$20
$10
$0
$(10)
$(20)
$0
$(5)
$(10)
$(15)
$(20)
$(25)
$(30)
$55.52
$1.02
$(12.45)
$1.93
$1.62
$(17.79)
$(7.77)
$0.65
$(18.85)
$15.18
$1.86
$(25.78)
$30.90
$0.98
$(6.35)
FY 2020
FY 2021
FY 2022
FY 2023
FY 2024
PEO CAP
Average Non-PEO NEO CAP ($M)
Adjusted EBITDA ($M)

Most Important Performance Measures
As described in greater detail in the Compensation Discussion and Analysis, our executive compensation programs reflect a variable pay-for-performance philosophy. The metrics that we use for both long-term and short-term incentive awards are selected with the goal of incentivizing our NEOs to increase the value of our enterprise for our shareholders. The most important financial performance measures we used to link executive compensation actually paid to our NEOs, for the most recently completed fiscal year, to our performance are as follows:

Most Important Financial Performance Measures

Non-GAAP Adjusted EBITDA (Total Company)
Annual Recurring Revenue (ARR)
Non-GAAP Adjusted EBITDA (R/R Segment)

PAR Technology Corporation	52	2025 Proxy Statement

Proposal 2.
Approval of Amendments to PAR’s Bylaws to Enhance Advance Notice Procedures and to Make Certain Other Administrative, Technical, and Conforming Changes
PAR’s Board of Directors has adopted and declared advisable, and resolved to recommend to the Company’s shareholders that they approve and adopt, amendments to the Company’s Bylaws to (a) enhance the procedural mechanics and disclosure requirements relating to proposals of business and, including the requirement under the federal proxy rules to use a “universal proxy card” in public solicitations involving director election contests (“universal proxy rules”), director nominations made by shareholders and (b) make certain other administrative, technical, and conforming changes (the “Proposed Bylaw Amendments”).
The following description is a summary only and is qualified in its entirety by reference to Appendix A to this proxy statement, which marks those changes specifically (additions to the Bylaws are indicated by bold and underlining and deletions are indicated by a strikethrough).
Purpose and Effect of the Proposed Bylaw Amendments
Summary of Amendments to Advance Notice Procedures
As part of the Proposed Bylaw Amendments, Section 3 of Article III of the Bylaws would be amended to require additional background information and disclosures regarding proposing shareholders, proposed director nominees, and certain other control persons (as defined below) related to a shareholder’s director nominations. Specifically, Section 3 of Article III, as amended, would require that the proposing shareholder’s notice contain the following additional information with respect to each proposed director nominee:
•a completed and signed questionnaire in the same form as required of PAR’s directors and director nominees; and
•a written statement executed by the proposed director nominee (i) confirming the proposed director nominee consents to being named as a nominee in a proxy statement and form of proxy relating to the meeting at which directors are to be elected in accordance with universal proxy rules and to serving as a director if elected, and currently intends to serve as a director for the full term for which the proposed director nominee is standing for election and (ii) making certain other standard representations, including regarding disclosure relating to third-party compensation and indemnification, certain voting arrangements and compliance with various Company policies related to board members.

PAR Technology Corporation	53	2025 Proxy Statement

Additionally, Section 3 of Article III, as amended, would require that the proposing shareholder’s notice also contain the following additional information:
•the name and address of any beneficial owner on whose behalf the nomination is made and any affiliate who controls either of the proposing shareholder or beneficial owner, directly or indirectly (a “control person”) and the class and number of shares of PAR stock beneficially owned by such persons;
•a representation that the shareholder (or a qualified representative of the shareholder) intends to appear at the meeting to propose the nomination; and
•in the case of any solicitation that is subject to Rule 14a-19 of the Exchange Act, a representation confirming that the proposing shareholder, beneficial owner, control person or any other participant will deliver a proxy statement and form of proxy to holders of at least 67% of the voting power of PAR’s stock entitled to vote generally in the election of directors and a representation that after soliciting such holders of PAR’s stock, such shareholder, beneficial owner, control person or participant will provide PAR with documents specifically demonstrating that the necessary steps have been taken to deliver a proxy statement and form of proxy to holders of such percentage of PAR’s stock.
Section 3 of Article III, as amended, would also (i) require the proposing shareholder (and any beneficial owner on whose behalf a nomination is made or other business is proposed, and if such shareholder or beneficial owner is an entity, any control person) to comply with all applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder with respect to the matters set forth in Section 3 of Article III of the Bylaws and (ii) clarify that the chairperson of the meeting, or any other person designated by the Board, has the authority to determine whether a shareholder nomination proposed to be brought before a meeting was made or proposed in accordance with Section 3 of Article III and, if not so made, has authority to disregard it, notwithstanding that proxies and votes in respect of any such nomination or other business may have been received by PAR.
As part of the Proposed Bylaw Amendments, certain changes would also be made to Section 7(b) of Article II, which relates to proposals of business made by shareholders. Specifically, Section 7(b) of Article II, as amended, would, among other things, require that the proposing shareholder’s notice contain (i) the name and address of any beneficial owner on whose behalf the proposal is made and any control person, the class and number of shares of PAR stock beneficially owned by such persons, and any material interest of such persons in the proposed business and (ii) a representation that the shareholder (or a qualified representative of the shareholder) intends to appear at the meeting to propose such business. Section 7(b) of Article II, as amended, would also clarify that the description of the business desired to be brought before the meeting included in the proposing shareholder’s notice is required to include the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the Bylaws, the language of the proposed amendment.
Reason for Proposed Amendments to Advance Notice Procedures
Advance notice requirements provide companies with advance notice of a shareholder’s intention to nominate directors for election to a company’s board or to propose other business to be considered at a shareholder meeting. Currently, our advance notice requirements with respect to director nominees or other business are provided in Section 7 of Article II and Section 3 of Article III of our Bylaws. These requirements are intended to give PAR, the Board and our shareholders sufficient time, and the necessary information, to make an informed judgment about how to respond, consider and ultimately act on such director nominations or other business.

PAR Technology Corporation	54	2025 Proxy Statement

After careful consideration and a review of the Bylaws, the Board determined that it was appropriate and in the best interests of the Company and its shareholders to enhance the procedural mechanics and disclosure requirements relating to proposals of business and director nominations made by shareholders. The Board considered recent amendments to advance notice procedures made by other public companies following the adoption of the “universal proxy rules,” as well as developments in Delaware law relating to such matters. The Board believes the Proposed Bylaw Amendments will better enable PAR, the Board and its shareholders to make an informed judgment about how to respond, consider and ultimately act on proposals of business and director nominations made by shareholders, without being overly burdensome or restrictive to shareholders that seek to propose such matters at a meeting of shareholders. In preparing the Proposed Bylaw Amendments, we have sought to minimize the changes being made to the advance notice procedures and have taken a measured approach that the Board believes strikes an appropriate balance between gathering relevant and important information while at the same time not being overly onerous.
Certain Other Administrative, Technical, and Conforming Changes
The Proposed Bylaw Amendments will also make certain other administrative, technical, and conforming changes, which we believe are immaterial changes that do not substantively affect shareholder rights, including the following changes:
•amend Section 6 of Article III to change the threshold required to call a special meeting of the Board of Directors from two directors to a majority of the directors then in office; and
•replace references throughout the Bylaws to chairman with the gender-neutral term “chairperson.”
Effectiveness and Vote Required
The Proposed Bylaw Amendments will become effective upon approval by shareholders. If our shareholders do not approve the Proposed Bylaw Amendments, the amendments described in this Proposal 2 will not become effective and the relevant sections of the Bylaws will remain unchanged. Approval of the Proposed Bylaw Amendments is not conditioned on the approval of any other proposal.
Approval of the Proposed Bylaw Amendments requires the affirmative vote of 66 2/3% of the shareholders entitled to vote generally for the election of directors, voting together as a single class. Abstentions and broker non-votes, if any, will have the effect of a vote against the Proposed Bylaw Amendments.

The Board of Directors unanimously recommends a vote FOR the approval of the Proposed Bylaw Amendments.

PAR Technology Corporation	55	2025 Proxy Statement

Proposal 3.
Approval of an Amendment to PAR’s Certificate to Limit the Liability of Certain Officers as Permitted by Delaware Law
PAR’s Board of Directors has adopted and declared advisable, and resolved to recommend to the Company’s shareholders that they approve and adopt, an amendment to the Company’s Certificate to add a new Article Thirteenth providing for the elimination of monetary liability of certain officers of the Company in certain limited circumstances (the “Proposed Exculpation Amendment”). The current exculpation protections available to the directors, as set forth in Article Twelfth of the Certificate, remain unchanged as a result of the Proposed Exculpation Amendment. The following description is a summary only and is qualified in its entirety by reference to Appendix B to this proxy statement, which marks those changes specifically (additions to the Certificate are indicated by bold and underlining).
Purpose and Effect of the Proposed Exculpation Amendment
Pursuant to and consistent with Section 102(b)(7) of the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended (the “DGCL”), Article Twelfth of the Certificate already eliminates the monetary liability of directors for breaches of the duty of care to the extent permitted by the DGCL. Effective August 1, 2022, Section 102(b)(7) of the DGCL was amended to permit Delaware corporations to include in their certificates of incorporation limitations of monetary liability for certain officers of the Company consisting of: (i) the president, chief executive officer, chief operating officer, chief financial officer, chief legal officer, controller, treasurer or chief accounting officer; (ii) individuals who are or were identified in the corporation’s public filings as its most highly compensated officers; and (iii) individuals who, by written agreement with the corporation, consented to be identified as officers for purposes of accepting service of process (together, “covered officers”).
Consistent with Section 102(b)(7) of the DGCL, the Proposed Exculpation Amendment would only permit limiting the liability of covered officers of the Company for breaches of the fiduciary duty of care for direct claims. Like the provision limiting the liability of directors, the Proposed Exculpation Amendment does not permit the elimination of liability of covered officers for:
•any breach of the duty of loyalty to the Company or its shareholders;
•any acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law; or
•any transaction from which the officer derived an improper personal benefit.
In addition, the Proposed Exculpation Amendment does not permit the limitation of liability of covered officers of the Company in certain actions brought by the Company itself and claims brought by shareholders in the name of the Company, such as derivative claims.

PAR Technology Corporation	56	2025 Proxy Statement

PAR’s Board of Directors believes that it is important to extend exculpation protection to the covered officers, to the fullest extent permitted by the DGCL, to better position the Company to attract and retain qualified and experienced officers. In the absence of such protection, such individuals might be deterred from serving as officers due to exposure to personal liability and the risk of incurring substantial expense in defending lawsuits, regardless of merit. Aligning the protections available to our covered officers with those available to our directors to the extent such protections are available under the DGCL would empower our covered officers to exercise their business judgment in furtherance of shareholder interests without the potential for distraction posed by the risk of personal liability.
Notwithstanding the foregoing, consistent with the language for exculpation of directors currently included in Article Twelfth of the Certificate, the Proposed Exculpation Amendment also provides that if, at any time after it becomes effective, the DGCL is amended to authorize any further elimination or limitation of the personal liability of a corporation’s officers (including any change in the roles deemed to be covered officers for purposes of Section 102(b)(7) of the DGCL), then such liability shall automatically be eliminated or limited to the fullest extent permitted by the DGCL, as so amended, with respect to the Company’s covered officers (including with respect to any role newly deemed to be a covered officer for purposes of Section 102(b)(7)).
Taking into account the narrow class and type of claims for which covered officers currently would be exculpated, and the benefits PAR’s Board of Directors believes would accrue to the Company and its shareholders—enhancing our ability to attract and retain talented officers and potentially reducing future litigation costs associated with frivolous lawsuits—PAR’s Board of Directors determined that the Proposed Exculpation Amendment is in the best interests of the Company and its shareholders.
Effectiveness and Vote Required
The Company’s covered officers will receive the protections from liability afforded by the Proposed Exculpation Amendment effective upon the Company filing a Certificate of Amendment setting forth the Proposed Exculpation Amendment with the Delaware Secretary of State, which we anticipate doing as soon as practicable following shareholder approval of the Proposed Exculpation Amendment. PAR’s Board of Directors reserves the right to elect to abandon the Proposed Exculpation Amendment at any time before it becomes effective even if it is approved by the shareholders. If our shareholders do not approve the Proposed Exculpation Amendment, the Certificate will not include a new Article Thirteenth and our covered officers will not be entitled to exculpation under the DGCL, and a Certificate of Amendment setting forth the Proposed Exculpation Amendment will not be filed with the Delaware Secretary of State. Approval of the Proposed Exculpation Amendment is not conditioned on the approval of any other proposal.
Approval of the Proposed Exculpation Amendment requires the affirmative vote of the holders of a majority of the voting power of the outstanding shares of our common stock. Abstentions and broker non-votes, if any, will have the effect of a vote against the Proposed Exculpation Amendment.

The Board of Directors unanimously recommends a vote FOR the approval of the Proposed Exculpation Amendment.

PAR Technology Corporation	57	2025 Proxy Statement

Proposal 4.
Non-Binding Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers (“Say-on-Pay Vote”)
The Board and our Compensation Committee are committed to strong corporate governance practices and to executive compensation programs that align the interests of our executives with those of our shareholders. We believe our compensation programs have been structured to align the interests of our executives with those of our shareholders, by balancing near-term results with long-term success, and to enable us to attract, retain, and reward our executive officers for delivering shareholder value. The compensation paid to our NEOs in 2024 is disclosed in the narrative discussion and compensation tables described in detail under the heading “Compensation Discussion and Analysis” of this proxy statement.
Vote Required
This proposal will be approved if a majority of the votes cast vote “For” this proposal. As an advisory vote in accordance with Section 14A of the Exchange Act, this proposal is not binding on the Company, the Board, or the Compensation Committee and failure to approve this proposal will have no effect. However, the Board and the Compensation Committee value the opinions expressed by our shareholders in their votes on this proposal and will consider the outcome of the vote when making future compensation decisions regarding our NEOs.

The Board of Directors unanimously recommends a vote FOR the following resolution:

RESOLVED, that the compensation paid to the Company’s named executive officers as disclosed in this proxy statement pursuant to SEC rules, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby approved.
The next non-binding advisory vote regarding the compensation paid to our NEOs will be held at the 2026 annual meeting of shareholders, unless the Company announces otherwise following the Board’s consideration of the advisory vote in Proposal 5 of this proxy statement regarding the frequency of future Say-on-Pay Votes.

PAR Technology Corporation	58	2025 Proxy Statement

Proposal 5.
Non-Binding Advisory Vote on the Frequency of Future Say-on-Pay Votes
As described in Proposal 4 above, the Company’s shareholders have the opportunity to cast an advisory vote to approve the compensation paid to the Company’s NEOs. We are required, at least once every six years, to hold a vote regarding the frequency of holding future advisory votes on the compensation of our NEOs. In accordance with Section 14A of the Exchange Act and Rule 14a-21(b), we are asking our shareholders to indicate whether future advisory votes to approve the compensation of our NEOs should be held every year, every two years, or every three years. Our prior vote on the frequency of future advisory votes to approve the compensation of our NEOs occurred at our 2019 annual meeting of shareholders. At that meeting, our shareholders agreed with the Board’s recommendation and voted in favor of holding advisory votes to approve the compensation of our NEOs every year; upon consideration of our shareholders’ vote, the Board adopted an annual shareholder advisory vote on the compensation of our NEOs. The Board continues to believe that shareholders should have the opportunity to cast an advisory vote on the compensation of our NEOs every year. In making its recommendation, the Board considered that we make compensation decisions and review compensation policies and practices annually and determined that an annual advisory vote on the compensation of our NEOs is most appropriate to provide more frequent shareholder input on our compensation philosophy, policies, and practices.
Vote Required
The frequency that receives the affirmative vote of at least a majority of the votes cast will be considered the frequency selected by shareholders. Shareholders may vote for the frequency of “1 Year,” “2 Years,” “3 Years” or “Abstain.” Because this proposal has four choices, it is possible that no choice will receive a majority of the votes cast. Therefore, the Board will consider the choice that receives the highest number of votes as the choice supported by shareholders.
As with the vote in Proposal 4, this vote is advisory and not binding on the Company, the Board or the Compensation Committee and will not be construed as overruling any decision of the Company or the Board. However, we value the opinions of our shareholders, and to the extent there is any significant vote in favor of one frequency over the other frequency options, the Company will consider the shareholders’ preference.

The Board of Directors unanimously recommends a vote of “1 YEAR” as the frequency of future advisory votes to approve the compensation of our Named Executive Officers.

PAR Technology Corporation	59	2025 Proxy Statement

Proposal 6.
Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for Its Fiscal Year Ending December 31, 2025
We are requesting your vote to ratify the Audit Committee’s appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2025. Deloitte & Touche LLP served as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2024.
Vote Required
Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025 requires the affirmative vote of a majority of votes cast on this proposal. Ratification of the selection of Deloitte & Touche LLP by shareholders is not required by the Bylaws or otherwise and will have no effect if not approved. However, as a matter of policy, such selection is being submitted to the shareholders for ratification at the Annual Meeting because the Board considers a proposal for shareholders to ratify the appointment to be an opportunity for shareholders to provide direct feedback to the Audit Committee on an important aspect of corporate governance and good corporate practice. If the appointment is not ratified, the Audit Committee will consider whether it should select another independent registered public accounting firm.

The Board of Directors unanimously recommends a vote FOR the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2025.

PAR Technology Corporation	60	2025 Proxy Statement

Principal Accounting Fees
and Services
The following table shows the fees billed for audit and other services provided by Deloitte & Touche LLP for the fiscal years ended December 31, 2024 and December 31, 2023:

	Fiscal Year Ended December 31,
Type of Fees	2024	2023

Audit Fees(1)	$1,837,123	$1,079,215
Audit-Related Fees	—	—
Tax Fees(2)	104,832	—
All Other Fees(3)	18,185	—
Total:	$1,960,140	$1,079,215
1.Audit Fees are fees for professional services provided in connection with the audit of the Company’s financial statements and review of the Company’s interim financial statements included in quarterly reports and services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements. Fiscal year ended December 31, 2024, includes fees related to consents issued for certain registration statements.
2.Tax Fees are fees for professional services provided in connection with tax related compliance.
3.All Other Fees are fees associated with the preparation of the Scheme Booklet in relation to the Company’s acquisition of TASK Group Holdings Ltd.
All auditing services and permitted non-audit services, including the fees and terms thereof, performed by Deloitte & Touche LLP are pre-approved by the Audit Committee.
One or more representatives of Deloitte & Touche LLP are expected to attend the Annual Meeting, where they will have the opportunity to make a statement, if they so desire, and be available to answer appropriate questions.

PAR Technology Corporation	61	2025 Proxy Statement

Equity Compensation
Plan Information
The following table summarizes information about our compensation plans under which shares of our common stock are authorized for issuance as of December 31, 2024.

Plan Category	Shares of common stock to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Shares of common stock available for future issuance under equity compensation plans (excluding shares reflected in column (a))
	(a)	(b)	(c)

Equity compensation plans approved by the Company’s shareholders	1,820,173	$13.46	3,224,154(1)
Equity compensation plans not approved by the Company’s shareholders	—	—	—
Total(2)	1,820,173	$13.46	3,224,154
1.Reflects 301,677 shares available for issuance under the PAR Technology Corporation 2021 Employee Stock Purchase Plan and 2,922,477 shares available for issuance under the 2015 Equity Incentive Plan.
2.The table does not include 15,451 shares issuable upon exercise of outstanding options that were assumed by the Company in connection with the acquisition of Punchh Inc. in April 2021 (which have a weighted-average exercise price of $8.68).

PAR Technology Corporation	62	2025 Proxy Statement

2026 Annual Meeting
Shareholder Proposals
For a shareholder proposal under Rule 14a-8 to be considered for inclusion in our proxy statement for the annual meeting next year, the Corporate Secretary must receive the written proposal at our principal executive offices not later than December 18, 2025. Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of shareholder proposals in Company-sponsored proxy materials.
For a shareholder proposal that is not intended to be included in our proxy statement for next year’s annual meeting under Rule 14a-8, the shareholder must provide the information required by our Bylaws and give timely notice to the Corporate Secretary in accordance with our Bylaws, which, in general, require that the notice be received by the Corporate Secretary not more than 90 days nor less than 60 days before next year’s annual meeting. However, in the event the Company provides less than 70 days’ notice or prior public disclosure of the date of next year’s annual meeting, a shareholder’s proposal must be received not later than the close of business on the 10th day following the date on which notice of the date of the annual meeting was mailed or public disclosure was made.
Proposals should be addressed to our Corporate Secretary at PAR Technology Corporation, PAR Technology Park, 8383 Seneca Turnpike, New Hartford, New York 13413.
Director Nominations and Deadlines
Our Bylaws permit shareholders to nominate directors for consideration at an annual meeting. To nominate a director for consideration at an annual meeting, a nominating shareholder must provide the information required by our Bylaws and give timely notice of the nomination to the Corporate Secretary in accordance with our Bylaws. To nominate a director for consideration at next year’s annual meeting (but not for inclusion in our annual proxy statement), the nomination must be received by the Corporate Secretary not more than 90 days nor less than 60 days before next year’s annual meeting. However, in the event the Company provides less than 70 days’ notice or prior public disclosure of the date of next year’s annual meeting, a shareholder’s nomination must be received not later than the close of business on the 10th day following the date on which notice of the date of the annual meeting was mailed or public disclosure was made.
In addition, to comply with SEC regulations under Rule 14a-19, the SEC’s universal proxy rule, if a shareholder intends to solicit proxies in support of director nominees submitted under our Bylaws for next year’s annual meeting, then we must receive proper written notice that sets forth all the information required by Rule 14a-19 by April 3, 2026 (or, if next year’s annual meeting is called for a date that is more than 30 days before or more than 30 days after the first anniversary of this year’s annual meeting, then notice must be provided not later than the close of business on the later of the 60th day prior to the date of next year’s annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company). The notice requirement under Rule 14a-19 is in addition to the applicable notice requirements under our Bylaws as described above.

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Director nominations and notices under Rule 14a-19 should be addressed to our Corporate Secretary at PAR Technology Corporation, PAR Technology Park, 8383 Seneca Turnpike, New Hartford, New York 13413.
By Order of the Board of Directors,
Cathy A. King
Corporate Secretary
April 17, 2025
A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, including financial statements thereto but not including exhibits, is available without charge upon written request to: PAR Technology Corporation, Attn: Investor Relations, PAR Technology Park, 8383 Seneca Turnpike, New Hartford, New York 13413.

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Appendix A
Amendments to PAR’s Bylaws to Enhance Advance Notice Procedures and to Make Certain Other Administrative, Technical, and Conforming Changes

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BYLAWS OF
PAR TECHNOLOGY CORPORATION
AS AMENDED AND RESTATED ~~February 8~~[•], 202~~4~~5
ARTICLE I
OFFICES
Section 1.Registered Office. The registered office of PAR Technology Corporation (the “Corporation”) shall be fixed in the Certificate of Incorporation of the Corporation (as the same may be amended and/or restated from time to time, the “Certificate of Incorporation”).
Section 2.Other Offices. The Corporation may also have an office or offices and keep the books and records of the Corporation, except as otherwise may be required by law, in such other place or places, either within or without the State of Delaware, as the Corporation may from time to time determine or the business of the Corporation may require.
ARTICLE II
MEETINGS OF SHAREHOLDERS
Section 1.Place of Annual Meetings. The annual meeting of shareholders, for the election of directors and for the transaction of such other business as may properly come before the meeting, shall be held at such place, if any, either within or without the State of Delaware, on such date, and at such time as the Board of Directors (the “Board” or the “Board of Directors”) shall fix. The Board of Directors may postpone, reschedule or cancel any annual meeting of shareholders previously scheduled by the Board.
Section 2.Meetings by Remote Communication. The Board may, in its sole discretion, determine that a meeting of shareholders shall not be held at any place, but may instead be held solely by means of remote communication in accordance with Section 211(a)(2) of the General Corporation Law of the State of Delaware (the “DGCL”). If authorized by the Board in its sole discretion, and subject to such guidelines and procedures as the Board may adopt, shareholders and proxyholders not physically present at a meeting of shareholders may, by means of remote communication: (a) participate in a meeting of shareholders; and (b) be deemed present in person and vote at a meeting of shareholders whether such meeting is to be held at a designated place or solely by means of remote communication, provided that: (a) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a shareholder or proxyholder; (b) the Corporation shall implement reasonable measures to provide such shareholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the shareholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings; and (c) if any shareholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.
Section 3.Special Meetings. Except as required by law, and subject to the rights of holders of any series of Preferred Stock, established pursuant to Article Fourth of the Certificate of Incorporation, a special meeting of shareholders may be called at any time by the Board of Directors, the ~~Chairman~~Chairperson or the President, and shall be called only by the Board of Directors or the ~~Chairman~~Chairperson or the President pursuant to a resolution approved by a majority of the then authorized number of Directors of the Corporation (as determined in accordance with Section 2 of Article III of these Bylaws). Any such calls must specify the matter or matters to be acted upon at such meeting and only such matter or matters shall be acted upon thereat.

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Section 4.Notice of Meetings.
(a)Except as otherwise may be required by law, notice of each meeting of shareholders, whether an Annual Meeting or a special meeting shall state the place, if any, date and hour of the meeting, the record date for determining shareholders entitled to vote at the meeting, the means of remote communication, if any, by which shareholders and proxyholders may be deemed to be present in person and vote at such meeting. The notice shall be given not less than 10 nor more than 60 days before the date of said meeting, to each shareholder entitled to vote at such meeting as of the record date for determining the shareholders entitled to notice of the meeting, except as otherwise provided by law, the Certificate of Incorporation or these Bylaws. In the case of a special meeting, the purpose or purposes for which the meeting is called also shall be set forth in the notice.
(b)Except as otherwise required by law, notice may be given in writing directed to a shareholder’s mailing address as it appears on the records of the Corporation and shall be given: (i) if mailed, when notice is deposited in the U.S. mail, postage prepaid; and (ii) if delivered by courier service, the earlier of when the notice is received or left at such shareholder’s address.
(c)So long as the Corporation is subject to the Securities and Exchange Commission’s proxy rules set forth in Regulation 14A under the Securities Exchange Act of 1934 (the “Exchange Act”), notice shall be given in the manner required by such rules. To the extent permitted by such rules, notice may be given by electronic transmission directed to the shareholder’s electronic mail address, and if so given, shall be given when directed to such shareholder’s electronic mail address unless the shareholder has notified the Corporation in writing or by electronic transmission of an objection to receiving notice by electronic mail or such notice is prohibited by Section 232(e) of the DGCL. If notice is given by electronic mail, such notice shall comply with the applicable provisions of Sections 232(a) and 232(d) of the DGCL.
(d)Notice may be given by other forms of electronic transmission with the consent of a shareholder in the manner permitted by Section 232(b) of the DGCL and shall be deemed given as provided therein.
(e)An affidavit that notice has been given, executed by the Secretary of the Corporation, Assistant Secretary or any transfer agent or other agent of the Corporation, shall be prima facie evidence of the facts stated in the notice in the absence of fraud. Notice shall be deemed to have been given to all shareholders who share an address if notice is given in accordance with the “householding” rules set forth in Rule 14a-3(e) under the Exchange Act and Section 233 of the DGCL.
(f)When a meeting is adjourned to another time or place (including an adjournment taken to address a technical failure to convene or continue a meeting using remote communication), notice of the adjourned meeting need not be given if the time, place, if any, thereof, and the means of remote communications, if any, by which shareholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting was (i) announced at the meeting at which the adjournment was taken; (ii) displayed, during the time scheduled for the meeting, on the same electronic network used to enable shareholders and proxyholders to participate in the meeting by means of remote communication; or (iii) set forth in the notice of meeting in accordance with this Section 4. If the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.. If after the adjournment a new record date for shareholders entitled to vote is fixed for the adjourned meeting, the Board of Directors shall fix a new record date for notice of such adjourned meeting in accordance with Section 6 of Article VI, and shall give notice of the adjourned meeting to each shareholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting. Whenever any notice is required to be given under the provisions of the DGCL, the Certificate of Incorporation or these Bylaws, a waiver thereof, given by the shareholder entitled to such notice in writing or by electronic transmission, whether before or after the time stated therein, shall be deemed equivalent thereto. Attendance of a shareholder at the meeting shall constitute a waiver of notice of such meeting, except when the shareholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

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Section 5.Quorum. At each meeting of shareholders of the Corporation, the holders of shares having a majority of the voting power of the capital stock of the Corporation issued and outstanding and entitled to vote thereat shall be present or represented by proxy to constitute a quorum for the transaction of business, except as otherwise provided by law; provided, however, that where a separate vote by a class or series or classes or series is required, the holders of a majority of the voting power of the stock of such class or series or classes or series outstanding and entitled to vote on that matter, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to such matter.
Section 6.Adjournments. Regardless of whether a quorum is present at any meeting of shareholders or any adjournment or adjournments thereof, the ~~chairman~~chairperson of the meeting or the holders of shares having a majority of the voting power of the capital stock present or represented by proxy at the meeting and entitled to vote thereon may adjourn the meeting from time to time. Any business may be transacted which might have been transacted at the meeting as originally called.
Section 7.Order of Business.
(a)At the Annual Meeting, only such business shall be conducted as shall have been brought before the Annual Meeting (i) by or at the direction of the Board of Directors of (ii) by any shareholder of the Corporation who is a shareholder of record at the time the notice provided for in this Section 7 is delivered to the Secretary, who is entitled to vote at the meeting and who complies with the procedures set forth in this Section 7. At any special meeting, only such business shall be conducted as shall have been set forth in the notice of such meeting.
(b)For business properly to be brought before an Annual Meeting by a shareholder, the shareholder must have given timely notice thereof in proper written form to the Secretary of the Corporation. To be timely, a shareholder’s notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than 60 days nor more than 90 days prior to the Annual Meeting; provided, however, that if the event that less than 70 days’ notice or prior public disclosure of the date of the Annual Meeting is given or made to shareholders, notice by the shareholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the Annual Meeting was mailed or such public disclosure was made. To be in proper written form, a shareholder’s notice to the Secretary shall be set forth in writing as to each matter the shareholder proposes to bring before the Annual Meeting: (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the Bylaws, the language of the proposed amendment); (ii) the name and address, as they appear on the Corporation’s books, of the shareholder proposing such business and the name and address of the beneficial owner, if any, on whose behalf the proposal is made and any affiliate who controls either of the foregoing shareholder or beneficial owner, directly or indirectly (a “control person”); (iii) the class and number of shares of the Corporation which are beneficially owned by the shareholder, any beneficial owner on whose behalf the proposal is made and any control person as of the date of the notice; (iv) a representation that the shareholder (or a qualified representative of the shareholder) intends to appear at the meeting to propose such business; and (~~i~~v) any material interest of the shareholder, any beneficial owner on whose behalf the proposal is made or any control person in such business. Notwithstanding anything in the Bylaws to the contrary, no business shall be conducted at the Annual Meeting of shareholders except in accordance with the procedures set forth in this Section 7. The ~~chairman~~chairperson of an Annual Meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the Annual Meeting in accordance with the provisions of this Section 7 and, if ~~he~~the chairperson should so determine, ~~he~~the chairperson shall so declare to the Annual Meeting and any such business not properly brought before the Annual Meeting shall not be transacted, notwithstanding that proxies and votes in respect of any such business may have been received by the Corporation.

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Section 8.Voting. Except as otherwise provided in the Certificate of Incorporation of the Corporation, at each meeting of shareholders, every shareholder of the Corporation entitled to vote at a meeting of shareholders shall be entitled to one vote for every share outstanding in his or her name on the stock records of the Corporation (a) at the time fixed pursuant to Section 6 of Article VI of these Bylaws as the record date for the determination of shareholders entitled to vote at such meeting, or (b) if no such record date shall have been fixed, then at the close of business on the day next preceding the day on which notice thereof shall be given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. At each meeting of shareholders, all matters (except as otherwise provided in Section 3 of Article III of these Bylaws and except in cases where a different vote is required by law, the Certificate of Incorporation of the Corporation, these Bylaws, the rules or regulations of any stock exchange applicable to the Corporation, or any law or regulation applicable to the Corporation or its securities, in which case, such different vote shall be the applicable vote on the matter) shall be decided by a majority of the votes cast at such meeting, a quorum being present.
Section 9.Proxies. Any shareholder entitled to vote at any meeting of the shareholders or to express consent to or dissent from corporate action without a meeting may authorize another person or persons to vote at any such meeting and express such consent or dissent for him or her by proxy. No such proxy shall be voted or acted upon after the expiration of three years from the date of such proxy, unless such proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the Corporation generally. A shareholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by or by delivering to the Secretary a revocation of the proxy or an executed new proxy bearing a later date. Any shareholder directly or indirectly soliciting proxies from other shareholders must use a proxy card color other than white, which shall be reserved for the exclusive use for solicitation by the Board of Directors.
Section 10.Inspectors of Elections. Preceding any meeting of the shareholders, the Board of Directors may, and shall if required by law, appoint one or more persons to act as Inspectors of Elections. The Corporation may designate one or more alternate inspectors. In the event no inspector or alternate is able to act, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Inspectors may be employees of the Corporation. Each inspector, before entering upon the discharge of the duties of an inspector, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector shall:
(a) ascertain the number of shares outstanding and the voting power of each;
(b) determine the shares represented at a meeting and the validity of proxies and ballots;
(c) count all votes and ballots;
(d) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and
(e) certify his or her determination of the number of shares represented at the meeting, and his or her count of all votes and ballots.
The inspector may appoint or retain other persons or entities to assist in the performance of the duties of inspector.

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Section 11.Organization. The date and time for the opening and the closing of the polls for each matter to be voted upon at a shareholder meeting shall be announced at the meeting. The Board may adopt by resolution such rules and regulations for the conduct of the meeting of shareholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board, the ~~chairman~~chairperson of the meeting of shareholders shall have the right and authority to convene and (for any or no reason) to recess and/or adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such ~~chairman~~chairperson, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the ~~chairman~~chairperson of the meeting, may include, without limitation, the following: (a) the establishment of an agenda or order of business for the meeting; (b) rules and procedures for maintaining order at the meeting and the safety of those present; (c) limitations on attendance at or participation in the meeting to shareholders entitled to vote at the meeting, their duly authorized and constituted proxies or such other persons as the ~~chairman~~chairperson of the meeting shall determine; (d) restrictions on entry to the meeting after the time fixed for the commencement thereof; (e) limitations on the time allotted to questions or comments by participants; (f) regulations for the opening and closing of the polls for balloting and matters which are to be voted on by ballot (if any); and (g) procedures (if any) requiring attendees to provide the Corporation advance notice of their intent to attend the meeting. The ~~chairman~~chairperson of the meeting of shareholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall, if the facts warrant, determine and declare to the meeting that a matter or business was not properly brought before the meeting and if such ~~chairman~~chairperson should so determine, such ~~chairman~~chairperson shall so declare to the meeting and any such matter or business not properly brought before the meeting shall not be transacted or considered. Unless and to the extent determined by the Board or the ~~chairman~~chairperson of the meeting, meetings of shareholders shall not be required to be held in accordance with the rules of parliamentary procedure.
ARTICLE III
DIRECTORS
Section 1.Powers. The business of the Corporation shall be managed under the direction of the Board. The Board may exercise all such authority and powers of the Corporation and do all such lawful acts and things as are not by law or otherwise directed or required to be exercised or done by the shareholders.

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Section 2.Number, Election and Terms. The authorized number of directors may be determined from time to time by a vote of a majority of the then authorized number of directors; provided, however, that such number shall not be less than a minimum of three nor more than a maximum of fifteen; and provided, further, that such number and such minimum and maximum may be increased or decreased pursuant to resolution of the Board. Subject to Section 9 and 10 of Article III of these By Laws, the directors, other than those who may be elected by the holders of any series of preferred stock, shall serve for a one-year term. Following the 2014 annual meeting of shareholders the Board of Directors will no longer be classified under Section 141(d) of the General Corporation Law of the State of Delaware and directors shall no longer be divided into three classes. The term of all directors currently serving or appointed to serve shall expire at the 2015 annual meeting of shareholders. Effective as of the 2015 annual meeting of shareholders and each annual meeting of shareholders thereafter, all directors (other than those who may be elected by the holders of any series of preferred stock, voting as a separate class) shall be elected for a one-year term expiring at the next annual meeting of shareholders. Each director shall serve until his or her successor is duly elected and qualified or until his or her death, resignation or removal. Vacancies and newly created directorships resulting from any increase in the authorized number of directors, and any vacancies on the Board resulting from death, resignation, disqualification, removal or other cause shall be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum of the Board, or by a sole remaining director, and the directors so chosen shall hold office, subject to Section 9 and 10 of Article III of these Bylaws until the next Annual Meeting of shareholders and until their respective successors are elected and qualified. No decrease in the number of directors constituting the Board shall shorten the terms of any incumbent director.
Section 3.Nominations of Directors, Elections. Nominations for the election of directors may be made by the Board or a committee appointed by the Board, or by any shareholder of the Corporation who is a shareholder of record at the time the notice provided for in this Section 3 is delivered to the Secretary, who is entitled to vote ~~generally in the election of directors~~at the meeting and who complies with the procedures set forth in this Section 3. Directors shall be at least 21 years of age. Directors need not be shareholders. At each meeting of shareholders for the election of directors at which a quorum is present, the persons receiving a plurality of the votes cast shall be elected directors. All nominations by shareholders shall be made pursuant to timely notice in proper written form to the Secretary of the Corporation. To be timely, a shareholder’s notice shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than 60 days nor more than 90 days prior to the meeting; provided, however, that in the event that less than 70 days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. To be in proper written form, such shareholder’s notice shall set forth in writing (i) as to each person whom the shareholder proposes to nominate for election or reelection as a director, (a) all information relating to such person that is required to be disclosed in solicitation of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any successor regulation or law including, without limitation~~, such person’s written consent to being named in the proxy statement as a nominee and to serving as director if elected~~, (b) all completed and signed questionnaires in the same form as required of the Corporation’s directors and director nominees (which will be provided within five business days following a request therefor), (c) a written statement executed by such person representing and agreeing that such person (1) consents to being named as a nominee in a proxy statement and form of proxy relating to the meeting at which directors are to be elected and to serving as a director if elected, and currently intends to serve as a director for the full term for which such person is standing for election; (2) is not and will not become a party to any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how the person, if elected as a director, will act or vote on any issue or question, except as disclosed in such representation and agreement, or that could limit or interfere with the person’s ability to comply, if elected as a director, with such person’s fiduciary duties under applicable law; (3) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or

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indirect compensation, reimbursement or indemnification in connection with service or action as a director or nominee, except as disclosed in such representation and agreement; and (4) if elected as a director, will comply with all of the Corporation’s corporate governance policies and guidelines related to conflict of interest, confidentiality, stock ownership and trading policies and guidelines, and any other policies and guidelines applicable to directors (which will be provided within five business days following a request therefor); and (ii) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made and any control person, (a~~x~~) the name and address, as they appear on the Corporation’s books, of such shareholder and the name and address of the beneficial owner and any control person, ~~and~~ (b~~y~~) the class and number of shares of the Corporation which are beneficially owned by such shareholder, the beneficial owner and any control person as of the date of the notice, (c) in the case of any solicitation that is subject to Rule 14a-19 of the Exchange Act, a representation confirming that such shareholder, beneficial owner, control person or any other participant (as defined in Item 4 of Schedule 14A under the Exchange Act) will deliver, through means satisfying each of the conditions that would be applicable to the Corporation under either Exchange Act Rule 14a-16(a) or Exchange Act Rule 14a-16(n), a proxy statement and form of proxy to holders of at least 67% of the voting power of the Corporation’s stock entitled to vote generally in the election of directors, (d) a representation that promptly after soliciting the holders of the Corporation’s stock referred to in the representation required under clause (ii)(c) of this Section 3, and in any event no later than the tenth day before such meeting of shareholders, such shareholder, beneficial owner, control person or participant will provide the Corporation with documents, which may take the form of a certified statement and documentation from a proxy solicitor, specifically demonstrating that the necessary steps have been taken to deliver a proxy statement and form of proxy to holders of such percentage of the Corporation’s stock and (e) a representation that the shareholder (or a qualified representative of the shareholder) intends to appear at the meeting to propose such nomination. Notwithstanding any other provision of these Bylaws, a shareholder (and any beneficial owner on whose behalf a nomination is made or other business is proposed, and if such shareholder or beneficial owner is an entity, any control person) shall also comply with all applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder with respect to the matters set forth in this Section 3; provided, however, that any references in these Bylaws to the Exchange Act or the rules and regulations promulgated thereunder are not intended to and shall not limit any requirements applicable to nominations or proposals as to any other business to be considered pursuant to this Section 3. ~~In the event that a shareholder seeks to nominate one or more directors, the Secretary shall appoint two inspectors, who shall not be affiliated with the Corporation, to determine whether a shareholder has complied with this Section 3. If the Inspectors~~The chairperson of the meeting, or any other person designated by the Board shall determine whether a nomination proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 3. If any proposed nomination is not in compliance with this Section 3, including due to a failure to comply with the requirements of Rule 14a-19 under the Exchange Act, then except as otherwise required by law, the chairperson of the meeting shall ~~determine~~declare that a ~~stockholder~~shareholder has not complied with this Section 3~~, the inspectors shall direct the chairman of the meeting to declare to the meeting that a nomination was not made in accordance with the procedures prescribed by the Bylaws of the Corporation~~, and if the ~~chairman~~chairperson ~~shall~~should so declare, ~~to the meeting and the~~such defective nomination shall be disregarded, notwithstanding that proxies and votes in respect of any such nomination or other business may have been received by the Corporation.
Section 4.Place of Meetings. Meetings of the Board shall be held at the Corporation’s principal executive office or at such other place, within or without such State, as the Board may from time to time determine or as shall be specified or fixed in the notice or waiver of notice of any such meeting.
Section 5.Regular Meetings. Regular meetings of the Board shall be held in accordance with a yearly meeting schedule as determined by the Board; or such meetings may be held on such other days and at such other times as the Board may from time to time determine. Notice of regular meetings of the Board need not be given.

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Section 6.Special Meetings. Special meetings of the Board may be called by the ~~Chairman~~Chairperson or the President and shall be called by the Secretary at the request of a majority of the directors then in office~~any two of the other directors~~.
Section 7.Notice of Meetings. Notice of each special meeting of the Board stating the time and place, if any, shall be mailed to each director, addressed to each such director’s residence or usual place of business, at least five days before the day on which such meeting is to be held, or shall be sent to such director by means of electronic transmission or be given personally or by telephone, in each case, on 24 hours’ notice. A notice of special meeting need not state the purpose of such meeting, and, unless indicated in the notice thereof, any and all business may be transacted at a special meeting.
Section 8.Quorum and Manner of Acting. The presence of at least a majority of the authorized number of directors shall be necessary and sufficient to constitute a quorum for the transaction of business at any meeting of the Board. If a quorum shall not be present at any meeting of the Board, a majority of the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present. Except where a different vote is required or permitted by law or these Bylaws or otherwise, the act of a majority of the directors present at any meeting at which a quorum shall be present shall be the act of the Board. Any action required or permitted to be taken by the Board may be taken without a meeting if all the directors consent in writing or by electronic transmission to the adoption of a resolution authorizing the action. After an action is taken, the consent or consents relating thereto by the directors shall be filed with the minutes of the proceedings of the board. Any one or more directors may participate in any meeting of the Board by means of a conference telephone or other communications equipment allowing all persons participating in the meeting to hear each other at the same time. Participation by such means shall be deemed to constitute presence in person at a meeting of the Board.
Section 9.Resignation. Any director may resign at any time by giving notice in writing or by electronic transmission to the Corporation; provided, however, that notice in writing or by electronic transmission to the Board, the ~~Chairman~~Chairperson of the Board, the President, the Chief Executive Officer or the Secretary shall be deemed to constitute notice to the Corporation. Such resignation shall take effect upon receipt of such notice or at any later time specified therein and, unless otherwise specified therein, acceptance of such resignation shall not be necessary to make it effective.
Section 10.Removal of Directors. Subject to the rights of the holders of any series of Preferred Stock any director may be removed from office, with or without cause, by the affirmative vote of the holders of a majority of the voting power of all shares of the Corporation entitled to vote generally in the election of directors, voting together as a single class.
Section 11.Compensation of Directors. Unless otherwise restricted by the Certificate of Incorporation, directors may receive such compensation, if any, for their services on the Board of Directors and its committees, and such reimbursement of expenses, as may be fixed or determined by resolution of the Board of Directors.
Section 12.Waiver of Notice. Whenever any notice is required to be given under the provisions of the DGCL, the Certificate of Incorporation or these Bylaws, a waiver thereof, given by the director entitled to such notice in writing or by electronic transmission, whether before or after the time stated herein, shall be deemed equivalent thereto. Attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except when the director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

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Section 13.~~Chairman~~Chairperson of the Board. The ~~Chairman~~Chairperson of the Board, if any, shall be elected by a majority vote of the directors. The ~~Chairman~~Chairperson of the Board shall, if present, preside at all meetings of the Board and of the shareholders, and shall perform such other duties as the Board of Directors may from time to time determine or as otherwise prescribed by these Bylaws. If the ~~Chairman~~Chairperson of the Board is not present at a meeting of the Board of Directors, another director chosen by the Board of Directors shall preside. To the extent there is no ~~Chairman~~Chairperson of the Board appointed, the Lead Director shall be deemed to be the ~~Chairman~~Chairperson of the Board.
ARTICLE IV
COMMITTEES OF THE BOARD
Section 1.Committees of the Board of Directors. The Board of Directors may designate one or more committees, each such committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee to replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent permitted by law and provided in the resolution of the Board of Directors establishing such committee, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to the following matters: (a) approving or adopting, or recommending to the shareholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to shareholders for approval; or (b) adopting, amending or repealing any bylaw of the Corporation. All committees of the Board of Directors shall keep minutes of their meetings and shall report their proceedings to the Board of Directors when requested or required by the Board of Directors. The Corporation has elected to be governed by Section 141(c)(2) of the DGCL.
Section 2.Action by Consent: Participation by Telephone or Similar Equipment. Unless the Board shall otherwise provide, any action required or permitted to be taken by any committee may be taken without a meeting if all members of the committee consent in writing or by electronic transmission to the adoption of a resolution authorizing the action. After an action is taken, the consent or consents thereto by the members of the committee shall be filed with the minutes of the proceedings of the committee. Unless the Board shall otherwise provide, any one or more members of any such committee may participate in any meeting of the committee by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear one another. Participation by such means shall constitute presence in person at a meeting of the committee.
Section 3.Meetings and Action of Committees. Unless the Board of Directors provides otherwise by resolution, any committee of the Board of Directors may adopt, alter and repeal such rules and regulations not inconsistent with the provisions of law, the Certificate of Incorporation or these Bylaws for the conduct of its meetings as such committee may deem proper. A majority of the directors then serving on a committee shall constitute a quorum for the transaction of business by the committee except as otherwise required by law, the Certificate of Incorporation or these Bylaws, and except as otherwise provided in a resolution of the Board of Directors; provided, however, that in no case shall a quorum be less than one-third of the directors then serving on the committee. Unless the Certificate of Incorporation, these Bylaws or a resolution of the Board of Directors requires a greater number, the vote of a majority of the members of a committee present at a meeting at which a quorum is present shall be the act of the committee.

PAR Technology Corporation	A-10	2025 Proxy Statement

ARTICLE V
OFFICERS
Section 1.Officers. The officers of the Corporation shall consist of a President and a Secretary. The Board of Directors, in its sole discretion, may also elect one or more Chief Executive Officers, Chief Financial Officers, Chief Operating Officers, Presidents, Treasurers, Controllers, Assistant Secretaries, Assistant Treasurers and such other officers as the Board of Directors may from time to time determine, each of whom shall be elected by the Board of Directors, each to have such authority, functions or duties as set forth in these Bylaws or as determined by the Board of Directors. Each officer shall be elected by the Board of Directors and shall hold office for such term as may be prescribed by the Board of Directors and until such person’s successor shall have been duly elected and qualified, or until such person’s earlier death, disqualification, resignation or removal. Any number of offices may be held by the same person; provided, however, that no officer shall execute, acknowledge or verify any instrument in more than one capacity if such instrument is required by law, the Certificate of Incorporation or these Bylaws to be executed, acknowledged or verified by two or more officers. In its discretion, the Board may choose not to fill any office for any period as it may deem advisable.
Section 2.Compensation. The salaries of the officers of the Corporation and the manner and time of the payment of such salaries shall be fixed and determined by the Board of Directors or by a duly authorized officer and may be altered by the Board of Directors from time to time as it deems appropriate, subject to the rights, if any, of such officers under any contract of employment.
Section 3.Removal, Resignation and Vacancies. Any officer of the Corporation may be removed, with or without cause, by the Board of Directors or by a duly authorized officer, without prejudice to the rights, if any, of such officer under any contract to which he or she is a party Any officer may resign at any time upon notice given in writing or by electronic transmission to the Corporation, without prejudice to the rights, if any, of the Corporation under any contract to which such officer is a party. If any vacancy occurs in any office of the Corporation, the Board of Directors may elect a successor to fill such vacancy for the remainder of the unexpired term and until a successor shall have been duly elected and qualified.
Section 4.President and Chief Executive Officer. The President shall be the Chief Executive Officer of the Corporation. The Chief Executive Officer shall have general supervision and direction of the business and affairs of the Corporation, shall be responsible for corporate policy and strategy, and shall report directly to the Board of Directors. Unless otherwise provided in these Bylaws or determined by the Board of Directors, all other officers of the Corporation shall report directly to the Chief Executive Officer or as otherwise determined by the Chief Executive Officer. The Chief Executive Officer shall, if present and in the absence of the ~~Chairman~~Chairperson of the Board of Directors, preside at meetings of the shareholders.
Section 5.Chief Financial Officer. The Chief Financial Officer, if any, shall exercise all the powers and perform the duties of the office of the chief financial officer and in general have overall supervision of the financial operations of the Corporation. The Chief Financial Officer shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as the Board of Directors, the President or the Chief Executive Officer may from time to time determine.
Section 6.Senior Vice-President(s). The senior vice-president(s), if any, shall have such powers and perform such duties as the Board of Directors, the President or the Chief Executive Officer may from time to time determine.
Section 7.Vice-President(s). The vice-president(s), if any, shall have such powers and perform such duties as the Board of Directors, the President or the Chief Executive Officer may from time to time determine.

PAR Technology Corporation	A-11	2025 Proxy Statement

Section 8.Treasurer and Assistant Treasurers. The Treasurer, if any, shall have general charge of the financial affairs of the corporation. The Treasurer shall have custody of all funds, securities and valuable papers of the Corporation, except as the Board of Directors may otherwise provide. The Treasurer shall keep or cause to be kept full and accurate records of account which shall be the property of the Corporation, and which shall be always open to the inspection of each elected officer and director of the corporation. The Treasurer shall deposit or cause to be deposited all funds of the Corporation in such depository or depositories as may be authorized by the Board of Directors. The Treasurer shall have the power to endorse for deposit or collection all notes, checks, drafts, and other negotiable instruments payable to the Corporation. The Treasurer shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as the Board of Directors, the President, the Chief Executive Officer or the Chief Financial Officer may from time to time determine.
Assistant treasurers, if any, shall have such powers and perform such duties as the Board of Directors, the President, the Chief Executive Officer or the Treasurer or the Chief Financial Officer may from time to time determine.
Section 9.Secretary and Assistant Secretaries. The Secretary shall keep in safe custody the seal of the Corporation and affix it to any instrument when authorized by the Board of Directors, to have charge of the books, records and papers of the Corporation and see that the reports, statements and other documents required by law to be kept and filed are properly kept and filed, and to perform all of the duties incident to the office of Secretary and shall perform all other duties incident to the office of Secretary and such other duties as may be prescribed by the Board of Directors, the President or the Chief Executive Officer. The Secretary (or in such officer’s absence, an Assistant Secretary, but if neither is present, another person selected by the ~~chairman~~chairperson for the meeting) shall have the duty to record the proceedings of the meetings of shareholders, the Board of Directors and of the committees of the Board of Directors in a book to be kept for that purpose.
Assistant secretaries, if any, shall have such powers and perform such duties as the Board of Directors, the President, the Chief Executive Officer or the Secretary may from time to time designate.
Section 10.Additional Matters. The President, the Chief Executive Officer and the Chief Financial Officer of the Corporation shall have the authority to designate employees of the Corporation to have the title of Senior Vice President, Vice President, Assistant Vice President, Assistant Treasurer or Assistant Secretary. Any employee so designated shall have the powers and duties determined by the officer making such designation. The persons upon whom such titles are conferred shall not be deemed officers of the Corporation unless elected by the Board of Directors.
Section 11.Action with Respect to Securities of Other Corporations or Entities. Unless otherwise provided by resolution adopted by the Board, the President, the Chief Executive Officer of the Chief Financial Officer may from time to time appoint an attorney or attorneys or agent or agents of the Corporation, in the name and on behalf of the Corporation, to cast the votes which the Corporation may be entitled to cast as the holder of stock or other securities in any other Corporation or other entity, any of whose stock or other securities may be held by the Corporation, at meetings of the holders of the stock or other securities of such other Corporation or other entity, or to consent in any manner permitted under applicable law, in the name of the Corporation as such holder, to any action by such other Corporation or other entity, and may instruct the person or persons so appointed as to the manner of casting such votes or giving such consents, and may execute or cause to be executed in the name and on behalf of the Corporation and under its corporate seal or otherwise, all such proxies or other instruments as he or she may deem necessary or proper. Any of the rights set forth in this Section 11 which may be delegated to an attorney or agent may also be exercised directly by the President, the Chief Executive Officer of the Chief Financial Officer.
Section 12.Other Powers and Duties. Subject to these Bylaws and to such limitations as the Board of Directors may from time to time prescribe, the officers of the corporation shall each have such powers and duties as generally pertain to their respective offices, as well as such powers and duties as from time to time may be conferred by the Board of Directors.

PAR Technology Corporation	A-12	2025 Proxy Statement

ARTICLE VI
CAPITAL STOCK
Section 1.Certificates of Stock. The shares of stock of the Corporation shall be either certificated shares or uncertificated shares or a combination thereof. A resolution of the Board of Directors may provide that some or all of any or all classes or series of the shares of the Corporation will be uncertificated shares. Any certificate representing shares of the Corporation shall be signed by or in the name of the Corporation by any two authorized officers of the Corporation, including, without limitation, the Chief Executive Officer, the President, the Chief Financial Officer, the Controller, the Treasurer, an Assistant Treasurer or the Secretary or an Assistant Secretary of the Corporation. Any or all of the signatures appearing on such certificate or certificates may be a facsimile. If any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.
Section 2.List of Shareholders Entitled to Vote. The Corporation shall prepare, no later than the tenth day before each meeting of shareholders, a complete list of the shareholders entitled to vote at the meeting (provided, however, if the record date for determining the shareholders entitled to vote is less than 10 days before the date of the meeting, the list shall reflect the shareholders entitled to vote as of the tenth day before the meeting date), arranged in alphabetical order, and showing the address of each shareholder and the number of shares registered in the name of each shareholder. Nothing in this section shall require the Corporation to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any shareholder for any purpose germane to the meeting for 10 days ending on the day before the meeting date (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of meeting or (b) during ordinary business hours at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to shareholders of the Corporation.
Section 3.Stock Ledger. The stock ledger of the Corporation shall be the only evidence as to who are the shareholders entitled to examine the stock ledger, the list required by Section 2 of this Article VI or the books of the Corporation, or to vote in person or by proxy at any meeting of shareholders.
Section 4.Transfers of Capital Stock. Shares of stock shall be transferable on the books of the Corporation pursuant to applicable law and such rules and regulations as the Board of Directors shall from time to time prescribe. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the Corporation to issue a new certificate or evidence of the issuance of uncertificated shares to the shareholder entitled thereto, cancel the old certificate and record the transaction upon the Corporation’s books. Upon the surrender of any certificate for transfer of stock, such certificate shall at once be conspicuously marked on its face “Canceled” and filed with the permanent stock records of the Corporation.
Upon receipt of proper transfer instructions from the registered owner of uncertificated shares, such uncertificated shares shall be canceled, issuance of new equivalent shares or certificated shares shall be made to the shareholder entitled thereto and the transaction shall be recorded upon the books of the Corporation. If the Corporation has a transfer agent or registrar acting on its behalf, the signature of any officer or representative thereof may be in facsimile or otherwise electronically transmitted.

PAR Technology Corporation	A-13	2025 Proxy Statement

The Board of Directors may appoint a transfer agent and one or more co-transfer agents and registrar and one or more co-registrars and may make or authorize such agent to make all such rules and regulations deemed expedient concerning the issue, transfer and registration of shares of stock. Transfers may also be made in any manner authorized by the Corporation (or its authorized transfer agent) and permitted by Section 224 of the DGCL.
Section 5.Lost Certificates. The Corporation may direct either (a) a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, or (b) uncertificated shares in place of any certificate or certificates previously issued by the Corporation, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or uncertificated shares, the Corporation may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or his or her legal representative, to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed. The Board of Directors may adopt such other provisions and restrictions with reference to lost certificates, not inconsistent with applicable law, as it shall in its discretion deem appropriate.
Section 6.Fixing of Record Date. In order that the Corporation may determine the shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or entitled to receive payment of any dividends or other distributions or allotments of any rights, or entitled to exercise any rights in respect to any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall, unless otherwise required by law, not be more than 60 days nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other action. If no record date is fixed by the Board of Directors, the record date for determining shareholders entitled to notice of and to vote at a meeting of shareholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting, and in such case shall also fix as the record date for shareholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of shareholders entitled to vote in accordance herewith at the adjourned meeting. If no such record date is fixed for any other action, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.
Section 7.Registered Shareholders. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such shares on the part of any other person, whether or not the Corporation shall have express or other notice thereof, except as otherwise provided by law.
ARTICLE VII
FISCAL YEAR
Unless otherwise determined by the Board of Directors, the Corporation’s fiscal year shall coincide with the calendar year.

PAR Technology Corporation	A-14	2025 Proxy Statement

ARTICLE VIII
INDEMNIFICATION
Section 1.Nature of Indemnity. The Corporation shall to the fullest extent permitted by law indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was or has agreed to become a director or officer of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as a director or officer, of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, and may indemnify any person who was or is a party or is threatened to be made a party to such an action, suit or proceeding by reason of the fact that he or she is or was or has agreed to become an employee or agent of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her or on his or her behalf in connection with such action, suit or proceeding and any appeal therefrom, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding had no reasonable cause to believe his or her conduct was unlawful; except that in the case of an action or suit by or in the right of the Corporation to procure a judgment in its favor (1) such indemnification shall be limited to expenses (including attorneys’ fees) actually and reasonably incurred by such person in the defense or settlement of such action or suit, and (2) no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court shall deem proper. Notwithstanding the foregoing, except as otherwise provided in Section 5, the Corporation shall be required to indemnify such a person in connection with an action, suit or proceeding (or part thereof) commenced by such person only if the commencement of such action, suit or proceeding (or part thereof) by the person was authorized in the specific case by the Board of the Corporation.
The termination of any action, suit or proceeding by judgment, order settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.
Section 2.Successful Defense. To the extent that a director or officer of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 1 hereof or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection therewith.

PAR Technology Corporation	A-15	2025 Proxy Statement

Section 3.Determination That Indemnification is Proper. Any indemnification of a director or officer of the Corporation under Section 1 hereof (unless ordered by a court) shall be made by the Corporation unless a determination is made that indemnification of the director or officer is not proper in the circumstances because he or she has not met the applicable standard of conduct set forth in Section 1 hereof. Any indemnification of an employee or agent of the Corporation under Section 1 hereof (unless ordered by a court) may be made by the Corporation upon a determination that indemnification of the employee or agent is proper in the circumstances because he or she has met the applicable standard of conduct set forth in Section 1 hereof. Any such determination shall be made (1) by the Board of Directors by a majority vote of the directors who were not parties to such action, suit or proceeding, even though less than a quorum, (2) by a committee of such directors designated by a majority vote of such directors, even though less than a quorum, (3) if there are no such directors or if such directors so direct, by independent legal counsel in a written opinion, or (4) by the shareholders.
Section 4.Advance Payment of Expenses. Expenses (including attorneys’ fees) incurred by a director or officer in defending any civil, criminal, administrative or investigative action, suit or proceeding shall to the fullest extent permitted by law be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Corporation as authorized in this Article. Such expenses (including attorneys’ fees) incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate.
Section 5.Procedure for Indemnification of Directors and Officers. Any indemnification of a director or officer of the Corporation under Section 1 and 2 (following the final disposition of the action, suit or proceeding), or advance of expenses to a director or officer under Section 4 of this Article VIII, shall be made promptly, and in any event within 30 days, upon the written request of the director or officer. If a determination by the Corporation that the director or officer is entitled to indemnification pursuant to this Article is required (following the final disposition of the action, suit or proceeding), and the Corporation fails to respond within sixty days to a written request for indemnity, the Corporation shall be deemed to have approved such request. If the Corporation denies a written request for indemnity (following the final disposition of the action, suit or proceeding) or advancement of expenses, in whole or in part, or if payment in full pursuant to such request is not made within 30 days, the right to indemnification or advancement of expenses as granted by this Article shall be enforceable by the director or officer in any court of competent jurisdiction. Such person’s costs and expenses incurred in connection with successfully establishing his or her right to indemnification or advancement of expenses, in whole or in part, in any such action shall also be indemnified by the Corporation. It shall be a defense to any such action (other than an action brought to enforce a claim for the advance of expenses and to enforce a claim for the advance of expenses under Section 4 of this Article VIII where the required undertaking, if any, has been received by the Corporation) that the claimant has not met the standard of conduct set forth in Section 1 of this Article, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board, its independent legal counsel, and its shareholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in Section 1 of this Article VIII, nor the fact that there has been an actual determination by the Corporation (including its Board of Directors, its independent legal counsel, and its shareholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.
Section 6.Survival; Preservation of Other Rights. The foregoing indemnification provisions shall be deemed to be a contract between the Corporation and each director and officer who serves in any such capacity at any time while these provisions as well as the relevant provisions of the DGCL are in effect and any repeal or modification thereof shall not affect any right or obligation then existing with respect to any state of facts then or previously existing or any action, suit or proceeding previously or thereafter brought or threatened based in whole or in part upon any such state of facts. Such a “contract right” may not be modified retroactively without the consent of such director or officer.

PAR Technology Corporation	A-16	2025 Proxy Statement

The indemnification provided by this Article VIII shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any by-law, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.
Section 7.Insurance. The Corporation shall purchase and maintain insurance on behalf of any person who is or was or has agreed to become a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her or on his or her behalf in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of this Article, provided that such insurance is available on acceptable terms, which determination shall be made by a vote of a majority of the entire Board.
Section 8.Severability. If this Article or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each director or officer and may indemnify each employee or agent of the Corporation as to costs, charges and expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Corporation, to the fullest extent permitted by any applicable portion of this Article that shall not have been invalidated and to the fullest extent permitted by applicable law.
ARTICLE IX
SEAL
The Board of Directors may provide a suitable seal, containing the name of the Corporation, which seal shall be in the charge of the Secretary of the Corporation. If and when so directed by the Board of Directors or a committee thereof, duplicates of the seal may be kept and used by any other officer of the Corporation.
ARTICLE X
WAIVER OF NOTICE
Whenever any notice is required by law, the Certificate of Incorporation or these Bylaws to be given to any director, member of a committee or shareholder, a waiver thereof in writing or by electronic transmission, given by the person entitled to such notice, whether signed before or after the time stated in such waiver, shall be deemed equivalent to such notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when such person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the grounds that the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any meeting of the shareholders, directors, or members of a committee of directors need be specified in any waiver of notice.

PAR Technology Corporation	A-17	2025 Proxy Statement

ARTICLE XI
FORUM FOR ADJUDICATION OF DISPUTES
Unless the Corporation, in writing, selects or consents to the selection of an alternative forum: (a) the sole and exclusive forum for any complaint asserting any internal corporate claims (as defined below), to the fullest extent permitted by law, and subject to applicable jurisdictional requirements, shall be the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have, or declines to accept, jurisdiction, another state court or a federal court located within the State of Delaware); and (b) the sole and exclusive forum for any complaint asserting a cause of action arising under the Securities Act of 1933, to the fullest extent permitted by law, shall be the federal district courts of the United States of America. For purposes of this Article XI, internal corporate claims means claims, including claims in the right of the Corporation: (a) that are based upon a violation of a duty by a current or former director, officer, employee or shareholder in such capacity, or (b) as to which the DGCL confers jurisdiction upon the Court of Chancery. Any person or entity purchasing or otherwise acquiring or holding any interest in shares of stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XI.
If any provision of this shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provision in any other circumstance and of the remaining provisions of this Article XI (including, without limitation, each portion of any sentence of this Article XI containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities or circumstances shall not in any way be affected or impaired thereby.
ARTICLE XII
RESERVED
ARTICLE XIII
AMENDMENTS
These Bylaws or any of them may be amended, repealed, in any respect, and new Bylaws adopted at any time, either (i) at any annual or special shareholders’ meeting, by an affirmative vote of 66 2/3% of the shareholders of the Corporation entitled to vote generally in the election of directors provided that any amendment, repeal or new Bylaws proposed to be acted upon at any such meeting shall have been described or referred to in the notice of such meeting or (ii) by an affirmative vote of a majority of the directors present at any organizational, regular, or special meeting of the Board of Directors provided that any amendment, repeal or new by-Law proposed to be acted upon at any such meeting shall have been described or referenced to in the notice of such meeting or an announcement with respect thereto shall have been made at the last previous board meeting. Notwithstanding the foregoing and anything contained in these Bylaws to the contrary, Section 3 (“Special Meetings”) or Section 7 (“Order of Business”) of Article II (“Meeting of Shareholders”) of the Bylaws; Section 2 (“Number, Election and Terms”), Section 3 (“Nominations of Directors, Elections”) or Section 6 (“Special Meetings”) of Article III (“Directors”) of the Bylaws; or Article XII (“Amendments”) of the Bylaws shall not be amended or repealed and no provision inconsistent with any thereof shall be adopted without the affirmative vote of the 66 2/3% of the shareholders entitled to vote generally for the election of directors, voting together as a single class. Notwithstanding anything contained in these Bylaws to the contrary, the affirmative vote of the 66 2/3% of the shareholders entitled to vote generally for the election of directors, voting together as a single class shall be required to amend or repeal, or adopt any provision inconsistent with, any provision or this Article XII.

PAR Technology Corporation	A-18	2025 Proxy Statement

ARTICLE XIV
CONSTRUCTION
All powers, duties and responsibilities provided for in these Bylaws, whether or not explicitly so qualified, are qualified by the Certificate of Incorporation (including any certificate of designation for any Preferred Stock) and applicable law. In the event of any conflict between the provisions of these Bylaws as in effect from time to time and the provisions of the Certificate of Incorporation of the Corporation as in effect from time to time, the provisions of such Certificate of Incorporation shall be controlling.

PAR Technology Corporation	A-19	2025 Proxy Statement

Appendix B
Amendment to PAR’s Certificate to Limit the Liability of Certain Officers as Permitted by Delaware Law

PAR Technology Corporation	B-1	2025 Proxy Statement

THIRTEENTH
1.    An officer of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as an officer, except to the extent such exemption from liability or limitation thereof is not permitted under the Delaware General Corporation Law as the same exists or may hereafter be amended.

2.    If, after approval of this Article by the shareholders of the Corporation, the Delaware General Corporation Law is amended to authorize the further elimination or limitation of the liability of officers, the liability of an officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

3.    Any repeal or modification of this Article by the shareholders of the Corporation shall not adversely affect any right or protection of an officer of the Corporation existing at the time of such repeal or modification.

PAR Technology Corporation	B-2	2025 Proxy Statement

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Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 1, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V69508-P27027 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PAR TECHNOLOGY CORPORATION

Company Proposals

The Board of Directors recommends you vote FOR each of the nominees listed in Proposal 1.

1. Election of Directors:

Nominees:	**For**	**Withhold**
1a. Linda M. Crawford	☐	☐
1b. Keith E. Pascal	☐	☐
1c. Douglas G. Rauch	☐	☐
1d. Cynthia A. Russo	☐	☐
1e. Narinder Singh	☐	☐
1f. Savneet Singh	☐	☐
1g. James C. Stoffel	☐	☐

The Board of Directors recommends you vote FOR Proposals 2 through 4 and FOR Proposal 6.	**For**	**Against**	**Abstain**
2. Amendments to the Company's Amended and Restated Bylaws to enhance advance notice procedures and to make certain other administrative, technical, and conforming changes.	☐	☐	☐
3. Amendment to the Company's Restated Certificate of Incorporation to limit the liability of certain officers as permitted by Delaware law.	☐	☐	☐

The Board of Directors recommends you vote 1 YEAR on Proposal 5.	**1 Year**	**2 Years**	**3 Years**	**Abstain**
5. Non-binding advisory vote on the frequency of future Say-on-Pay Votes.	☐	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

V69509-P27027

PAR TECHNOLOGY CORPORATION

ANNUAL MEETING OF SHAREHOLDERS - JUNE 2, 2025

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

The undersigned hereby appoints Savneet Singh and Cathy A. King or any one of them, jointly or severally, as proxies with full power of substitution, to vote all shares of common stock of PAR Technology Corporation (the "Company") which the undersigned is entitled to vote at the 2025 Annual Meeting of Shareholders to be held on Monday, June 2, 2025 at 10:00 a.m. (Eastern Time), at www.virtualshareholdermeeting.com/PAR2025 and at any adjournment or postponement thereof, for the matters set forth and more particularly described in the accompanying Notice of 2025 Annual Meeting of Shareholders and Proxy Statement.

This proxy, when properly executed, will be voted in the manner directed on the reverse side. If no direction is made, this proxy will be voted FOR each of the nominees for director listed in Proposal 1, FOR Proposals 2 through 4 and FOR Proposal 6, and 1 YEAR on Proposal 5, and in the proxies' discretion with respect to such other business that may properly come before the meeting or any adjournment or postponement thereof (including for the election of a substitute nominee to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve).

PLEASE PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR THE INTERNET OR COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

(Continued and to be marked, signed and dated on reverse side.)